UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22946

Guggenheim Strategy Funds Trust
(Exact name of registrant as specified in charter)

702 King Farm Blvd, Suite 200 Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee
702 King Farm Blvd, Suite 200, Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 – September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

(Unaudited)

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (the “Investment Manager”) is pleased to present the shareholder report for the Funds in the Guggenheim Strategy Funds Trust:

Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Funds”). The report covers the annual fiscal period ended September 30, 2021.

The investment objective for the Funds is to seek a high level of income consistent with the preservation of capital. There is no guarantee that the Funds will achieve their objective.

The Investment Manager is responsible for the management of the Funds’ portfolio of investments. It is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Manager.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary on each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC

October 31, 2021

(Unaudited)

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

COVID-19. The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

The Strategy Funds may not be suitable for all investors. The investments in fixed-income instruments are subject to the possibility that interest rates could rise, causing the value of the holdings and share price to decline. Investors in asset- backed securities, including collateralized loan obligations generally receive payments that are part interest and part return of principal. These payments may vary based on the rate loans are repaid. Some asset-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices volatile and they are subject to liquidity and valuation risk. CLOs bear similar risks to investing in loans directly. Investments in loans involve special types of risks, including credit, interest rate, counterparty, prepayment, liquidity, and valuation risks. Loans are often below investment grade, may be unrated, and typically offer a fixed or floating interest rate. High yield and unrated debt securities are at a greater risk of default than investment grade bonds and may be less liquid, which may increase volatility. The use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs, all of which are enhanced when investing in emerging markets. In addition, investments in emerging markets are subject to risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements. It is important to note that the Funds are not guaranteed by the U.S. government. Please read the prospectus for more detailed information regarding these and other risks.

(Unaudited)

ECONOMIC AND MARKET OVERVIEW

In the 12-month period ended September 30, 2021, the yield on the two-year Treasury rose 15 basis points to 0.28% from 0.13%, and the ten-year Treasury climbed 83 basis points to 1.52% from 0.69%. The spread between the two-year Treasury and ten-year Treasury widened to 124 basis points from 56 basis points. One basis point equals 0.01%. Treasury yields posted their biggest rise in months following the Federal Open Market Committee (“FOMC”) meeting in September, at which Chair Powell noted that inflation would be higher and last longer than previously expected. Treasury yields continued to rise toward the end of the month.

Reports circulating in September about the inability of Evergrande, China’s second largest real estate development company, to repay an installment on its approximately $300 billion in debt sparked panic in credit markets in Asia. There was chatter about an Evergrande bankruptcy, a la Lehman Brothers, that would ignite a conflagration that could ravage China’s debt-reliant economy and spread across the world, triggering another global financial crisis. Others saw echoes of the collapse of Long-Term Capital Management, the highly leveraged hedge fund that collapsed in 1998 and required a bailout and debt rewind managed by the Federal Reserve (the “Fed”) to quell fears of a global financial meltdown.

As the month of September progressed and the Chinese government stepped in with liquidity and behind-the-scenes pressure on state-owned and state-backed enterprises to purchase Evergrande assets, tensions eased, but the question remains as to what ultimately will become of Evergrande. The most likely outcome is a “controlled fire” approach in which the government attempts to limit the contagion of Evergrande’s woes by propping up the company until its debts are restructured and reshuffled, its projects completed by others, and its properties sold off.

As Evergrande troubles captured the world’s attention, the September FOMC meeting made it clear that the Fed was not overly worried, at least not enough to push back its forecasted rate hikes. In fact, the tone of the meeting was somewhat hawkish, with the month’s Summary of Economic Projections revealing that half the committee members penciled in a rate hike for 2022. That would give them a policy option should elevated inflation turn out to be less temporary than expected. It also implies that a tapering of asset purchases would be completed sooner rather than later—a timetable corroborated when Chair Powell gave the strongest indication yet that tapering may start in November and for the first time suggested that asset purchases could conclude by mid-2022.

Markets reacted favorably to the Fed’s relatively sanguine view of the Evergrande situation, perhaps breathing a sigh of relief that it considers the problem insufficiently dangerous either to warrant action or to delay the normalization of rates in the United States. Interestingly, in place of several instances of the word “transitory” in the four previous FOMC press conference transcripts, the September transcript included no mention of the word, which may help explain the hawkish tilt to the meeting. Regarding the path for rates, half of FOMC members now see at least one hike in 2022, up from 39 percent in June. The median FOMC participant now sees in excess of six cumulative hikes through 2024, signaling an acknowledgement of intensifying supply side pressures and a labor market that could be at full employment within the next year.

For the 12-month period ended September 30, 2021, the S&P 500® Index* returned 30.00%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 26.29%. The return of the MSCI Emerging Markets Index* was 18.58%.

(Unaudited)

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -0.90% return for the 12-month period, while the Bloomberg U.S. Corporate High Yield Index* returned 11.28%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg 1-3 Month U.S. Treasury Bill Index includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The 1-3 Month U.S. Treasury Bill Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

(Unaudited)

Strategy Fund II

For the one-year period that ended on September 30, 2021, Guggenheim Strategy Fund II returned 1.68% whereas the Bloomberg 1-3 Month U.S. Treasury Bill Index returned 0.05%.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

Structured credit accounted for more than 50% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLO”) sector, which is on track for a record-setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

The Fund remains overweight investment grade corporates, which comprised almost 30% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis, as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 7% of the Fund. Our below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

(Unaudited)

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the year about 80 basis points higher at 1.52%. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Federal Reserve (“Fed”) seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used interest rate futures, forwards and swaps to help manage duration positioning and foreign exchange risk. Over the period, interest rate swaps detracted from performance while interest rate futures contributed to performance. Overall, interest rate derivatives detracted from performance during the period. In addition, the Fund traded foreign-exchange derivatives, which were used for hedging purposes and operated effectively, but had a negative impact on performance over the period. Overall, derivative exposure detracted from performance during the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Strategy Fund III

For the one-year period that ended on September 30, 2021, Guggenheim Strategy Fund III returned 1.93%. For comparison, the Bloomberg 1-3 Month U.S. Treasury Bill Index returned 0.05% over the same one-year period.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

Structured credit accounted for more than 50% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLO”) sector, which is on track for a record-setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

The Fund remains overweight investment grade corporates, which comprised almost 25% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis, as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 7% of the Fund. Our below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return

(Unaudited)

potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the year about 80 basis points higher at 1.52%. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Federal Reserve (“Fed”) seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used interest rate futures, forwards and swaps to help manage duration positioning and foreign exchange risk. Over the period, interest rate swaps detracted from performance while interest rate futures contributed to performance. Overall, interest rate derivatives detracted from performance during the period. In addition, the Fund traded foreign-exchange derivatives, which were used for hedging purposes and operated effectively, but had a negative impact on performance over the period. Overall, derivative exposure detracted from performance during the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

(Unaudited)

Variable Insurance Strategy Fund III

For the one-year period that ended on September 30, 2021, Guggenheim Variable Insurance Strategy Fund III returned 1.83%. For comparison, the Bloomberg 1-3 Month U.S. Treasury Bill Index returned 0.05% over the same one-year period.

Interest rates rose during the period, given rising concerns over inflation, while credit spreads continued to grind tighter on the backs of accommodative fiscal and monetary policy. Outperformance versus the benchmark was driven by a combination of spread tightening and greater carry (the excess return accruing to higher yielding securities over lower yielding securities, assuming prices remain constant), which was partially offset by the Fund’s overweight duration positioning. The Fund’s overweight allocation to credit has been the largest driver of outperformance on the year as credit continues its grind tighter on optimism in economic growth recovery and improving credit fundamentals. Measured on an absolute return basis, sectors with floating rate coupons like bank loans and much of structured credit have been standouts in performance, as they have benefitted from spread compression while being somewhat insulated from rising rates. The Fund’s allocation to these sectors coupled with its curve caps positions helped mitigate the performance impact from the steepening in the yield curve.

Structured credit accounted for more than 50% of the Fund at period end. The sector broadly and across sub-sectors continued to contribute positively and provided for relative outperformance to the benchmark. Spreads have now largely recovered from the shock of COVID-19, though still offer compelling relative value within the fixed income universe. Primary markets have been very active over the year, particularly in the collateralized loan obligation (“CLO”) sector, which is on track for a record-setting year, having already priced $125 billion new issue deals and $311 billion total deals (including refinancings, resets, and re-issues). Spreads have been relatively muted in response to the massive amount of issuance, which speaks to volume of demand from investors in search of higher carry assets. We continue to look to invest in structurally senior securitized credit, as the sector continues to showcase wider spreads compared to similarly rated corporates. As such, we expect spreads could compress further as the economy rebounds and investors seek out the higher yields and carry offered by the sector.

The Fund remains overweight investment grade corporates, which comprised almost 25% of the Fund at period end. The sector contributed positively to performance on both an absolute basis as well as on a duration-adjusted basis, as it benefited from a combination of carry and spread tightening. Investment grade corporate credit spreads have benefitted from the back-up in rates as yield-focused buyers find the higher yielding profiles more attractive. In particular, the pace of flows into the investment grade corporate sector from overseas buyers has been greater than usual given the attractiveness of the currency hedge-adjusted yields attainable in the sector fostered by higher rates. We continue to remain constructive on the sector given the supportive macro backdrop and low probability of any sustained selloff. However, we have incrementally reduced our exposure at the margin, rotating out of tighter spread names with limited total return potential in favor for higher carry sectors like structured credit.

Below-investment-grade corporate credit, including both high yield corporates and bank loans, comprise roughly 7% of the Fund. Our below-investment-grade allocation has continued to benefit from a combination of spread tightening and carry, contributing significantly to the portfolio return on the year. While we remain positive on long term economic fundamentals and associated outlook for a low default rate, we have begun to pare exposure recently, as we have increasingly become cautious of valuations and the potential for seasonal weakness. Despite this, we still view the expected loss-adjusted return

(Unaudited)

potential, primarily via carry, favorably within the context of the Fund and therefore continue to anticipate a continued meaningful portfolio allocation.

Overweight duration positioning negatively impacted performance on the period. U.S. Treasury yields rose as the 10- year ended the year about 80 basis points higher at 1.52%. We continue to remain optimistic on U.S. economic growth given potential for additional fiscal stimulus and believe that interest rates will remain relatively range bound as the Federal Reserve (“Fed”) seeks to remain accommodative to ensure the economic recovery can continue amid the termination of certain fiscal stimulus measures and potential for increasing spread of the COVID-19 Delta variant headed into year end.

Given the current monetary and fiscal backdrop, we continue to view the credit default environment as benign and predict rates are likely to remain low and range bound for some time. As such, we continue to believe a portfolio allowance for both higher credit and duration risk is warranted. As credit spreads have neared historic tights, however, it has become increasingly important to ensure portfolios are prudently positioned as we seek out relative value across sectors. At this particular moment in the credit cycle against the backdrop of current valuations, we see value in rotating into higher carry instruments while maintaining similar credit quality where possible and shortening spread duration to lessen the Fund’s emphasis on credit spread compression.

During the reporting period, the Fund used interest rate futures, forwards and swaps to help manage duration positioning and foreign exchange risk. Over the period, interest rate swaps detracted from performance while interest rate futures contributed to performance. Overall, interest rate derivatives detracted from performance during the period. In addition, the Fund traded foreign-exchange derivatives, which were used for hedging purposes and operated effectively, but had a negative impact on performance over the period. Overall, derivative exposure detracted from performance during the period.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

Guggenheim Strategy Fund II

PERFORMANCE REPORT AND FUND PROFILE

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	33.5%
Corporate Bonds	30.2%
Collateralized Mortgage Obligations	25.7%
Senior Floating Rate Interests	4.4%
Exchange-Traded Funds	4.1%
Foreign Government Debt	3.8%
Money Market Fund	2.3%
Collateralized Mortgage Obligations Sold Short	(3.2%)
Other Assets & Liabilities, net	(0.8%)
Net Assets	100.0%

Average Annual Returns

Periods Ended September 30, 2021

	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund II	1.68%	2.45%	2.16%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.05%	1.09%	0.75%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
iShares Core U.S. Aggregate Bond ETF	4.0%
Uniform MBS 30 Year	3.1%
Station Place Securitization Trust, 0.69%	1.7%
State of Israel, 0.75%	1.4%
State of Israel, 5.50%	1.4%
Flagship CLO VIII Ltd., 1.93%	1.4%
Cerberus Onshore CLO LLC, 1.63%	1.3%
Swedbank AB, 0.85%	1.0%
CenterPoint Energy Resources Corp., 0.62%	1.0%
BX Commercial Mortgage Trust, 1.75%	1.0%
Top Ten Total	17.3%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Performance of a $10,000 Investment

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$11,756
$10,585
3/11/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
Guggenheim Strategy Fund II
Bloomberg 1-3 Month U.S. Treasury Bill Index

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Strategy Fund III

PERFORMANCE REPORT AND FUND PROFILE

Portfolio Breakdown	% of Net Assets
Asset-Backed Securities	34.0%
Corporate Bonds	27.3%
Collateralized Mortgage Obligations	26.9%
Exchange-Traded Funds	4.8%
Senior Floating Rate Interests	4.5%
Money Market Fund	3.7%
Foreign Government Debt	3.1%
Collateralized Mortgage Obligations Sold Short	(3.2%)
Other Assets & Liabilities, net	(1.1%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2021
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Strategy Fund III	1.93%	2.64%	2.45%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.05%	1.09%	0.75%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
iShares Core U.S. Aggregate Bond ETF	4.8%
Uniform MBS 30 Year	3.1%
Station Place Securitization Trust, 0.69%	1.7%
Cerberus Onshore CLO LLC, 1.63%	1.5%
State of Israel, 5.50%	1.3%
State of Israel, 0.75%	1.3%
Flagship CLO VIII Ltd., 1.93%	1.2%
Athene Global Funding, 0.61%	1.1%
BX Commercial Mortgage Trust, 1.75%	1.0%
BRAVO Residential Funding Trust, 1.62%	1.0%
Top Ten Total	18.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Performance of a $10,000 Investment

$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$12,006
$10,585
3/11/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
Guggenheim Strategy Fund III
Bloomberg 1-3 Month U.S. Treasury Bill Index

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Guggenheim Variable Insurance Strategy Fund III

PERFORMANCE REPORT AND FUND PROFILE

Portfolio Breakdown	% of Net Assets
Investments
Asset-Backed Securities	36.4%
Corporate Bonds	29.4%
Collateralized Mortgage Obligations	27.3%
Senior Floating Rate Interests	4.6%
Foreign Government Debt	2.9%
Money Market Fund	2.7%
Exchange-Traded Funds	0.8%
Collateralized Mortgage Obligations Sold Short	(3.2%)
Other Assets & Liabilities, net	(0.9%)
Net Assets	100.0%

Average Annual Returns
Periods Ended September 30, 2021
	1 Year	5 Year	Since Inception (03/11/14)
Guggenheim Variable Insurance Strategy Fund III	1.83%	2.56%	2.39%
Bloomberg 1-3 Month U.S. Treasury Bill Index	0.05%	1.09%	0.75%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Net asset value (NAV) performance data reflects fees and expenses of the Fund. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial NAV of $25.00 per share. Returns for periods of less than one year are not annualized.

The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Ten Largest Holdings	(% of Total Net Assets)
Uniform MBS 30 Year	3.1%
Station Place Securitization Trust, 0.69%	1.8%
Cerberus Onshore CLO LLC, 1.63%	1.5%
State of Israel, 0.75%	1.4%
State of Israel, 5.50%	1.4%
Flagship CLO VIII Ltd., 1.93%	1.4%
KVK CLO 2013-1 Ltd., 1.58%	1.3%
Swedbank AB, 0.85%	1.1%
CenterPoint Energy Resources Corp., 0.62%	1.0%
VB-S1 Issuer LLC, 3.03%	1.0%
Top Ten Total	15.0%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Performance of a $10,000 Investment
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$11,957
$10,585
3/11/14
9/30/15
9/30/16
9/30/17
9/30/18
9/30/19
9/30/20
9/30/21
Guggenheim Variable Insurance Strategy Fund III
Bloomberg 1-3 Month U.S. Treasury Bill Index

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Results include the reinvestment of all distributions and capital gains. Past performance is no guarantee of future results. The Bloomberg 1-3 Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full faith and credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. The referenced index is unmanaged. It is not possible to invest directly in the Bloomberg 1-3 Month U.S. Treasury Bill Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

 ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2021 and ending September 30, 2021.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges ("CDSC") on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund's inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Guggenheim Strategy Fund II	0.10%	0.73%	$1,000.00	$1,007.30	$0.50
Guggenheim Strategy Fund III	0.10%	0.76%	1,000.00	1,007.60	0.50
Guggenheim Variable Insurance Strategy Fund III	0.17%	0.79%	1,000.00	1,007.90	0.86

Table 2. Based on hypothetical 5% return (before expenses)
Guggenheim Strategy Fund II	0.10%	5.00%	$1,000.00	$1,024.57	$0.51
Guggenheim Strategy Fund III	0.10%	5.00%	1,000.00	1,024.57	0.51
Guggenheim Variable Insurance Strategy Fund III	0.17%	5.00%	1,000.00	1,024.22	0.86

1	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
2	Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
3	Actual cumulative return at net asset value for the period March 31, 2021 to September 30, 2021.

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS† - 4.1%
iShares Core U.S. Aggregate Bond ETF	129,750	$ 14,899,192
Total Exchange-Traded Funds
(Cost $15,301,205)		14,899,192
MONEY MARKET FUND† - 2.3%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	8,318,046	8,318,046
Total Money Market Fund
(Cost $8,318,046)		8,318,046
	Face Amount~
ASSET-BACKED SECURITIES†† - 33.5%
Collateralized Loan Obligations - 24.9%
Flagship CLO VIII Ltd.
2018-8A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	5,100,000	5,093,684
Cerberus Onshore CLO LLC
2021-4A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33[2,3]	4,750,000	4,749,993
BXMT Ltd.
2020-FL2, 1.24% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[2,3]	2,500,000	2,494,551
2020-FL3, 1.92% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 03/15/37[2,3]	1,750,000	1,749,205
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[2,3]	3,500,000	3,494,417
Dryden 33 Senior Loan Fund
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[2,3]	3,455,551	3,454,967
Shackleton VIII CLO Ltd.
2017-8A, 1.05% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	3,375,241	3,374,434
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	3,000,000	3,000,929
Denali Capital CLO XI Ltd.
2018-1A, 1.26% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	2,987,997	2,988,024
Golub Capital Partners CLO 36M Ltd.
2018-36A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	3,000,000	2,983,427
Palmer Square Loan Funding Ltd.
2021-2A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[2,3]	1,750,000	1,733,256
2018-4A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[2,3]	748,004	748,112
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	412,006	412,041
Marathon CLO V Ltd.
2017-5A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,618,482	1,616,941
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,275,925	1,275,069
Avery Point V CLO Ltd.
2017-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[2,3]	2,846,036	2,846,016
CHCP Ltd.
2021-FL1, 1.22% (30 Day Average U.S. Secured Overnight Financing Rate + 1.16%, Rate Floor: 1.05%) due 02/15/38[2,3]	2,750,000	2,747,711
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,500,000	2,480,702
GPMT Ltd.
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	2,365,185	2,363,918

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 33.5% (continued)
Collateralized Loan Obligations - 24.9% (continued)
Golub Capital Partners CLO 49M Ltd.
2021-49A, 1.63% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33[2,3]	2,250,000	$2,248,461
Diamond CLO Ltd.
2021-1A, 1.33% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[2,3]	2,126,967	2,127,499
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	2,000,000	2,000,172
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[2,3]	1,750,000	1,752,643
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[2,3]	1,750,000	1,751,743
Golub Capital Partners CLO 54M, LP
2021-54A, 1.65% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33[2,3]	1,750,000	1,750,118
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	1,750,000	1,750,000
Cerberus Loan Funding XXXV, LP
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33[2,3]	1,750,000	1,750,000
Parliament CLO II Ltd.
2021-2A, 1.50% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32[2,3]	1,750,000	1,748,614
HERA Commercial Mortgage Ltd.
2021-FL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[2,3]	1,750,000	1,745,782
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[2,3]	1,500,000	1,506,993
BRSP Ltd.
2021-FL1, 1.99% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38[2,3]	1,500,000	1,501,344
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[2,3]	1,500,000	1,499,923
610 Funding CLO 3 Ltd.
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,477,398	1,477,458
LoanCore Issuer Ltd.
2018-CRE1, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	1,000,000	999,653
2018-CRE1, 1.21% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	303,954	303,847
Woodmont Trust
2020-7A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[2,3]	1,250,000	1,257,032
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	1,250,000	1,250,985
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[2,3]	1,250,000	1,248,410
Oaktree CLO Ltd.
2017-1A, 1.48% (3 Month USD LIBOR + 1.35%) due 10/20/27[2,3]	1,250,000	1,245,469
Shackleton CLO Ltd.
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	1,134,361	1,133,823

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 33.5% (continued)
Collateralized Loan Obligations - 24.9% (continued)
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[2,3]	1,000,000	$1,002,169
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[2,3]	1,000,000	1,001,580
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.69% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33[2,3]	1,000,000	1,001,235
LCCM Trust
2021-FL2, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38[2,3]	1,000,000	1,000,387
Cerberus Loan Funding XXXI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[2,3]	1,000,000	1,000,198
Avery Point VI CLO Ltd.
2021-6A, 1.02% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 08/05/27[2,3]	886,092	886,183
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[2,3]	750,000	751,373
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[2,3]	750,000	749,998
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	697,966	697,533
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	434,614	434,565
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.19% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[2,3]	350,000	349,128
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	349,100	349,070
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,3]	300,000	300,041
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	95,328	95,316
Total Collateralized Loan Obligations		91,276,142
Financial - 2.9%
Station Place Securitization Trust
2021-9, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 06/20/22†††,2,3	6,400,000	6,400,000
Station Place Securitization Trust
2021-15, 0.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/26/22[2,3]	3,600,000	3,600,000
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,2,3	800,000	800,000
Total Financial		10,800,000
Transport-Container - 1.5%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	2,872,500	2,844,945
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	1,412,821	1,392,391
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	810,333	797,471

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 33.5% (continued)
Transport-Container - 1.5% (continued)
2020-1A, 2.73% due 08/21/45[2]	443,797	$449,710
Total Transport-Container		5,484,517
Net Lease - 1.2%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	3,449,136	3,476,637
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[2]	994,142	996,298
Total Net Lease		4,472,935
Transport-Aircraft - 1.2%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	2,029,594	2,024,026
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,640,203	1,593,133
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	846,672	839,503
Total Transport-Aircraft		4,456,662
Infrastructure - 0.9%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	3,300,000	3,439,293
Whole Business - 0.9%
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[2]	1,881,000	1,913,786
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	1,250,000	1,248,611
Total Whole Business		3,162,397
Total Asset-Backed Securities
(Cost $123,045,980)		123,091,946
CORPORATE BONDS†† - 30.2%
Financial - 8.4%
Swedbank AB
0.85% due 03/18/24[2]	3,850,000	3,862,981
Charles Schwab Corp.
0.55% (U.S. Secured Overnight Financing Rate + 0.50%) due 03/18/24[3]	3,550,000	3,575,624
JPMorgan Chase & Co.
0.70% due 03/16/24[4]	3,550,000	3,560,042
Sumitomo Mitsui Trust Bank Ltd.
0.85% due 03/25/24[2]	3,550,000	3,558,151
F&G Global Funding
0.90% due 09/20/24[2]	3,450,000	3,443,115
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,450,000	2,601,802
Credit Suisse AG NY
0.44% (U.S. Secured Overnight Financing Rate + 0.39%) due 02/02/24[3]	2,200,000	2,204,136
Equinix, Inc.
1.45% due 05/15/26	1,850,000	1,844,783
CIT Group, Inc.
3.93% due 06/19/24[4]	1,650,000	1,725,677
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,300,000	1,306,793
Standard Chartered plc
1.32% due 10/14/23[2,4]	900,000	905,627
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	900,000	893,250
GA Global Funding Trust
1.63% due 01/15/26[2]	600,000	605,024
Brighthouse Financial Global Funding
0.81% (U.S. Secured Overnight Financing Rate + 0.76%) due 04/12/24[2,3]	350,000	352,462
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	250,000	271,322
Total Financial		30,710,789
Industrial - 6.0%
Boeing Co.
1.95% due 02/01/24	3,300,000	3,376,828
1.43% due 02/04/24	1,850,000	1,852,960
Siemens Financieringsmaatschappij N.V.
0.73% (3 Month USD LIBOR + 0.61%) due 03/16/22[2,3]	2,160,000	2,165,944
0.65% due 03/11/24[2]	1,400,000	1,403,044
Ryder System, Inc.
3.35% due 09/01/25	2,500,000	2,693,315
3.40% due 03/01/23	500,000	519,323
Graphic Packaging International LLC
0.82% due 04/15/24[2]	2,550,000	2,535,714
Teledyne Technologies, Inc.
0.65% due 04/01/23	1,750,000	1,749,266
CNH Industrial Capital LLC
1.95% due 07/02/23	1,620,000	1,655,813
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	950,000	934,782
SYNNEX Corp.
1.25% due 08/09/24[2]	900,000	900,231
Vontier Corp.
1.80% due 04/01/26[2]	850,000	843,871
Berry Global, Inc.
0.95% due 02/15/24[2]	800,000	800,904
Jabil, Inc.
1.70% due 04/15/26	250,000	251,185

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 30.2% (continued)
Industrial - 6.0% (continued)
Weir Group plc
2.20% due 05/13/26[2]	200,000	$201,901
Total Industrial		21,885,081
Consumer, Non-cyclical - 4.8%
AmerisourceBergen Corp.
0.74% due 03/15/23	3,550,000	3,555,466
Illumina, Inc.
0.55% due 03/23/23	3,550,000	3,549,987
Sysco Corp.
5.65% due 04/01/25	2,450,000	2,816,810
Triton Container International Ltd.
0.80% due 08/01/23[2]	1,050,000	1,049,082
2.05% due 04/15/26[2]	900,000	902,543
1.15% due 06/07/24[2]	800,000	798,590
Element Fleet Management Corp.
1.60% due 04/06/24[2]	1,800,000	1,825,660
Molina Healthcare, Inc.
5.38% due 11/15/22	800,000	824,760
CVS Health Corp.
4.00% due 12/05/23	650,000	692,115
Stryker Corp.
3.38% due 05/15/24	650,000	690,868
Bunge Limited Finance Corp.
3.00% due 09/25/22	450,000	460,486
Spectrum Brands, Inc.
5.75% due 07/15/25	350,000	358,750
Square, Inc.
2.75% due 06/01/26[2]	150,000	152,047
Total Consumer, Non-cyclical		17,677,164
Utilities - 3.7%
CenterPoint Energy Resources Corp.
0.62% (3 Month USD LIBOR + 0.50%) due 03/02/23[3]	3,800,000	3,800,605
NextEra Energy Capital Holdings, Inc.
0.59% (U.S. Secured Overnight Financing Rate + 0.54%) due 03/01/23[3]	3,550,000	3,565,432
ONE Gas, Inc.
1.10% due 03/11/24	1,800,000	1,800,085
Atmos Energy Corp.
0.63% due 03/09/23	1,800,000	1,800,057
Alexander Funding Trust
1.84% due 11/15/23[2]	1,750,000	1,783,439
OGE Energy Corp.
0.70% due 05/26/23	650,000	650,051
Total Utilities		13,399,669
Communications - 3.2%
NTT Finance Corp.
0.58% due 03/01/24[2]	3,550,000	3,544,943
eBay, Inc.
1.40% due 05/10/26	1,850,000	1,854,996
Verizon Communications, Inc.
0.75% due 03/22/24	1,800,000	1,806,676
Netflix, Inc.
5.50% due 02/15/22	1,250,000	1,270,250
T-Mobile USA, Inc.
2.63% due 04/15/26	650,000	664,625
2.25% due 02/15/26	250,000	252,813
ViacomCBS, Inc.
4.75% due 05/15/25	810,000	906,529
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	850,000	861,687
Level 3 Financing, Inc.
5.38% due 05/01/25	750,000	766,172
Total Communications		11,928,691
Technology - 2.5%
Fidelity National Information Services, Inc.
0.60% due 03/01/24	3,550,000	3,544,221
HCL America, Inc.
1.38% due 03/10/26[2]	2,800,000	2,767,019
Microchip Technology, Inc.
2.67% due 09/01/23	1,940,000	2,011,225
Infor, Inc.
1.45% due 07/15/23[2]	780,000	788,151
Total Technology		9,110,616
Energy - 0.9%
Phillips 66
0.90% due 02/15/24	1,700,000	1,700,423
Valero Energy Corp.
1.20% due 03/15/24	1,650,000	1,668,183
Total Energy		3,368,606
Basic Materials - 0.4%
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	850,000	892,436
Carpenter Technology Corp.
4.45% due 03/01/23	700,000	724,712
Total Basic Materials		1,617,148
Consumer, Cyclical - 0.3%
Hyatt Hotels Corp.
1.80% due 10/01/24	1,200,000	1,202,481
Total Corporate Bonds
(Cost $110,120,711)		110,900,245
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.7%
Residential Mortgage Backed Securities - 19.6%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[2,3]	3,080,400	3,088,685
2020-NQM1, 1.21% due 05/25/65[2,5]	1,699,840	1,704,482
2020-RPL5, 3.02% (WAC) due 08/25/60[2,3]	1,474,760	1,494,952
2021-RPL7, 1.93% due 06/27/61[2]	1,000,000	1,000,420
2021-RPL4, 1.80% (WAC) due 12/27/60[2,3]	711,269	713,501
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,5]	2,291,039	2,297,507

 Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.7% (continued)
Residential Mortgage Backed Securities - 19.6% (continued)
2020-1, 2.42% due 01/25/60[2,5]	1,046,440	$1,058,924
2019-4, 2.85% due 11/25/59[2,5]	880,097	892,906
2019-4, 2.64% due 11/25/59[2,5]	625,837	634,934
2021-3, 1.44% (WAC) due 06/25/66[2,3]	415,216	414,724
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[2,5]	1,719,113	1,720,508
2021-GS4, 1.65% due 11/25/60[2,5]	1,472,854	1,470,829
2021-GS2, 1.75% due 04/25/61[2,5]	710,475	711,165
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,5]	2,250,000	2,248,993
2021-HE1, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[2,3]	702,981	702,981
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	516,559	518,676
2021-HE2, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 11/25/69[2,3]	347,529	347,529
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	2,550,000	2,552,908
2020-T3, 1.32% due 10/15/52[2]	1,050,000	1,050,783
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,562,572	1,624,096
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	1,433,188	1,497,076
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,5]	2,944,678	2,939,988
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	2,800,000	2,798,565
PRPM LLC
2021-5, 1.79% due 06/25/26[2,5]	1,689,306	1,690,762
2021-8, 1.74% (WAC) due 09/25/26[2,3]	900,000	898,871
Soundview Home Loan Trust
2006-OPT5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	2,356,692	2,322,617
2006-1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 02/25/36[3]	245,600	245,628
Home Equity Loan Trust
2007-FRE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	2,486,092	2,375,641
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	1,187,028	1,218,969
2017-5, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	924,876	924,869
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.72% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	1,997,804	1,994,355
NovaStar Mortgage Funding Trust Series
2007-2, 0.29% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	1,893,266	1,865,090
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.66% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[3]	1,862,104	1,863,048
FKRT
2020-C2A, 3.25% due 12/30/23†††,6	1,690,874	1,690,874
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,5]	1,676,545	1,676,408
FKRT
2.21% due 11/30/58	1,550,000	1,550,418
Countrywide Asset-Backed Certificates
2006-6, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36[3]	1,427,996	1,423,626

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.7% (continued)
Residential Mortgage Backed Securities - 19.6% (continued)
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[3,6]	985,902	$1,022,883
2019-RM3, 2.80% (WAC) due 06/25/69[3,6]	343,017	347,902
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[3,6]	739,838	742,091
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[3,6]	546,580	546,805
CFMT LLC
2021-HB5, 0.80% (WAC) due 02/25/31[2,3]	1,278,969	1,279,377
Banc of America Funding Trust
2015-R2, 0.35% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	1,164,078	1,145,781
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	1,093,939	1,101,513
ZH Trust
2021-1, 2.25% due 02/18/27[2]	500,000	500,550
2021-2, 2.35% due 10/17/27[2]	500,000	499,710
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[2]	1,000,000	999,745
CIT Mortgage Loan Trust
2007-1, 1.44% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	628,545	633,845
2007-1, 1.54% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	269,216	270,660
Alternative Loan Trust
2007-OA7, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	924,771	886,086
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36[3]	886,998	876,234
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.73% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[3]	783,411	782,889
HarborView Mortgage Loan Trust
2006-14, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	789,374	749,971
Citigroup Mortgage Loan Trust
2007-WFH2, 0.69% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	407,635	407,079
2019-IMC1, 2.72% (WAC) due 07/25/49[2,3]	295,432	297,835
Morgan Stanley Home Equity Loan Trust
2006-2, 0.65% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36[3]	677,143	674,411
CSMC Series
2014-2R, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	658,524	651,234
2014-7R, 0.24% (WAC) due 10/27/36[2,3]	18,246	18,194
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	539,835	544,472
Nationstar Home Equity Loan Trust
2007-B, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	457,481	456,107
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	273,087	274,752

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 25.7% (continued)
Residential Mortgage Backed Securities - 19.6% (continued)
Structured Asset Investment Loan Trust
2005-2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35[3]	272,571	$272,209
2005-1, 0.81% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.72%) due 02/25/35[2,3]	143,755	143,843
FBR Securitization Trust
2005-2, 0.84% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35[3]	345,948	346,072
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[3]	87,662	87,590
Total Residential Mortgage Backed Securities		71,786,148
Government Agency - 3.1%
Uniform MBS 30 Year
due 11/10/21[8]	10,950,000	11,262,250
Commercial Mortgage Backed Securities - 3.0%
BX Commercial Mortgage Trust
2021-VOLT, 1.75% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36[2,3]	3,750,000	3,752,350
Citigroup Commercial Mortgage Trust
2018-C6, 0.95% (WAC) due 11/10/51[3,7]	48,683,484	2,371,119
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.79% (WAC) due 06/15/51[3,7]	49,201,147	1,488,128
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62[3,7]	24,828,761	1,139,658
Life Mortgage Trust
2021-BMR, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38[2,3]	950,000	951,141
Motel Trust
2021-MTL6, 1.30% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 09/15/38[2,3]	500,000	500,957
BXHPP Trust
2021-FILM, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36[2,3]	500,000	500,450
KKR Industrial Portfolio Trust
2021-KDIP, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[2,3]	300,000	299,819
Total Commercial Mortgage Backed Securities		11,003,622
Total Collateralized Mortgage Obligations
(Cost $93,369,148)		94,052,020
SENIOR FLOATING RATE INTERESTS††3 - 4.4%
Industrial - 1.4%
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,750,000	1,860,145
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	1,563,807	1,554,033
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	850,000	902,598
Standard Industries, Inc.
3.00% due 09/22/28	450,000	450,243
Filtration Group Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	446,401	443,893
Total Industrial		5,210,912
Technology - 1.0%
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	947,589	941,079
Dun & Bradstreet
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	878,109	877,012
Informatica LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/25/27	696,465	693,853
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	546,138	542,839

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††3 - 4.4% (continued)
Technology - 1.0% (continued)
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	248,125	$248,249
Sabre GLBL, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	248,067	244,921
MACOM Technology Solutions Holdings, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	135,980	135,300
Total Technology		3,683,253
Consumer, Cyclical - 0.5%
Stars Group (Amaya)
2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	1,000,000	996,250
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	845,505	841,278
Total Consumer, Cyclical		1,837,528
Consumer, Non-cyclical - 0.5%
Icon Luxembourg SARL
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 07/03/28	897,750	900,614
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	893,182	892,735
Total Consumer, Non-cyclical		1,793,349
Communications - 0.4%
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	847,798	844,907
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26	710,876	710,052
Total Communications		1,554,959
Financial - 0.4%
USI, Inc.
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	395,876	392,979
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	349,114	348,988
Focus Financial Partners LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	347,308	344,557
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	297,698	294,691
Total Financial		1,381,215
Basic Materials - 0.1%
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	550,575	548,857
Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	240,000	239,501
Total Senior Floating Rate Interests
(Cost $16,205,764)		16,249,574
FOREIGN GOVERNMENT DEBT†† - 3.8%
State of Israel
0.75% due 07/31/22	ILS 16,830,000	5,256,444
5.50% due 01/31/22	ILS 16,530,000	5,218,989
Czech Republic
0.10% due 04/17/22	CZK 78,600,000	3,568,821
Total Foreign Government Debt
(Cost $13,953,238)		14,044,254
Total Investments - 104.0%
(Cost $380,314,092)		$ 381,555,277
Collateralized Mortgage Obligations Sold Short†† - (3.2)%
Government Agency - (3.2)%
Uniform MBS 30 Year
due 11/10/21[8]	10,950,000	(11,593,531)
Total Securities Sold Short - (3.2)%
(Proceeds $11,605,755)		$ (11,593,531)
Other Assets & Liabilities, net - (0.8)%		(2,840,049)
Total Net Assets - 100.0%		$ 367,121,697

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.87%	Quarterly	08/25/26	$14,000,000	$130,760	$355	$130,405
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	15,400,000	46,354	223	46,131
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.00%	Quarterly	05/04/26	8,000,000	3,440	308	3,132
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly	04/28/31	3,900,000	(16,458)	10,821	(27,279)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly	03/16/31	3,700,000	(44,585)	312	(44,897)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.02%	Quarterly	05/20/41	2,500,000	(82,475)	325	(82,800)
								$37,036	$12,344	$24,692

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/22/21	37,800	$4,340,574	$63,504
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/21/21	37,800	4,340,574	63,504
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/19/21	54,150	6,218,045	63,356

							$14,899,193	$190,364

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	Buy	3,587,000	995,283 USD	01/31/22	$120,498
Citibank, N.A.	CZK	Sell	11,790	542 USD	11/05/21	3
Bank of America, N.A.	ILS	Sell	316,500	93,833 USD	01/31/22	(4,618)
UBS AG	ILS	Sell	6,619,410	2,052,791 USD	08/01/22	(13,379)
Barclays Bank plc	CZK	Sell	78,678,600	3,559,833 USD	04/19/22	(17,773)
Goldman Sachs International	ILS	Sell	10,337,160	3,204,626 USD	08/01/22	(21,997)
Morgan Stanley Capital Services LLC	BRL	Sell	10,200,000	1,830,582 USD	10/01/21	(42,972)
Goldman Sachs International	ILS	Sell	3,270,500	968,615 USD	01/31/22	(48,714)
Barclays Bank plc	ILS	Sell	17,439,150	5,374,714 USD	01/31/22	(49,949)
Goldman Sachs International	BRL	Buy	10,200,000	1,930,831 USD	10/01/21	(57,277)
						$(136,178)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2021.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $216,811,463 (cost $216,477,419), or 59.1% of total net assets.
3	Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $4,350,555 (cost $4,304,920), or 1.2% of total net assets — See Note 9.
7	Security is an interest-only strip.
8	Security is unsettled at period end and does not have a stated effective rate.

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

BofA — Bank of America
BRL — Brazilian Real
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Exchange-Traded Funds	$ 14,899,192	$ —	$ —		$ 14,899,192
Money Market Fund	8,318,046	—	—		8,318,046
Asset-Backed Securities	—	115,891,946	7,200,000		123,091,946
Corporate Bonds	—	110,900,245	—		110,900,245
Collateralized Mortgage Obligations	—	92,361,146	1,690,874		94,052,020
Senior Floating Rate Interests	—	16,249,574	—		16,249,574
Foreign Government Debt	—	14,044,254	—		14,044,254
Interest Rate Swap Agreements**	—	179,668	—		179,668
Fixed Income Index Swap Agreements**	—	190,364	—		190,364
Forward Foreign Currency Exchange Contracts**	—	120,501	—		120,501
Total Assets	$ 23,217,238	$ 349,937,698	$ 8,890,874		$ 382,045,810

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Collateralized Mortgage Obligations	$ —	$ 11,593,531	$ —		$ 11,593,531
Interest Rate Swap Agreements**	—	154,976	—		154,976
Forward Foreign Currency Exchange Contracts**	—	256,679	—		256,679
Unfunded Loan Commitments (Note 8)	—	—	—	*	—
Total Liabilities	$ —	$ 12,005,186	$ —		$ 12,005,186
* Security has a market value of $0. ** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$ 7,200,000	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	1,690,874	Model Price	Purchase Price	—	—
Total Assets	$ 8,890,874

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets			Liabilities
	Asset Backed Securities	Collateralized Mortgage Obligations	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ 7,400,000	$ 3,152,057	$ 10,552,057	$ —
Purchases/(Receipts)	7,200,000	1,981,333	9,181,333	—
(Sales, maturities and paydowns)/Fundings	(7,400,000)	(3,413,167)	(10,813,167)	—
Amortization of premiums/discounts	—	(441)	(441)	—
Total realized gains (losses) included in earnings	—	(2)	(2)	—
Total change in unrealized appreciation (depreciation) included in earnings	—	(28,906)	(28,906)	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Ending Balance	$ 7,200,000	$ 1,690,874	$ 8,890,874	$ —
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$ —	$ (795)	$ (795)	$ —*

* Security has a market value of $0.

Guggenheim Strategy Fund II

SCHEDULE OF INVESTMENTS	September 30, 2021

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	4.20%	07/26/24	5.99%	07/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS† - 4.8%
iShares Core U.S. Aggregate Bond ETF	142,678	$ 16,383,715
Total Exchange-Traded Funds
(Cost $16,652,165)		16,383,715
MONEY MARKET FUND† - 3.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	12,780,074	12,780,074
Total Money Market Fund
(Cost $12,780,074)		12,780,074
	Face Amount~
ASSET-BACKED SECURITIES†† - 34.0%
Collateralized Loan Obligations - 24.6%
Cerberus Onshore CLO LLC
2021-4A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33[2,3]	5,000,000	4,999,993
610 Funding CLO 3 Ltd.
2018-3A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	3,000,000	2,999,218
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,216,681	1,216,730
Flagship CLO VIII Ltd.
2018-8A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	4,200,000	4,194,799
BXMT Ltd.
2020-FL2, 1.24% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[2,3]	2,250,000	2,245,096
2020-FL3, 1.92% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 03/15/37[2,3]	1,250,000	1,249,433
Parliament CLO II Ltd.
2021-2A, 1.50% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32[2,3]	3,000,000	2,997,624
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[2,3]	3,000,000	2,995,215
BRSP Ltd.
2021-FL1, 1.99% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38[2,3]	2,750,000	2,752,464
Dryden 33 Senior Loan Fund
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[2,3]	2,715,076	2,714,617
Denali Capital CLO XI Ltd.
2018-1A, 1.26% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	2,539,798	2,539,820
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	2,500,000	2,500,775
Golub Capital Partners CLO 36M Ltd.
2018-36A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	2,500,000	2,486,189
Shackleton VIII CLO Ltd.
2017-8A, 1.05% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[2,3]	2,250,160	2,249,623
Golub Capital Partners CLO 49M Ltd.
2021-49A, 1.63% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33[2,3]	2,250,000	2,248,461
GPMT Ltd.
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	2,168,086	2,166,925
CHCP Ltd.
2021-FL1, 1.22% (30 Day Average U.S. Secured Overnight Financing Rate + 1.16%, Rate Floor: 1.05%) due 02/15/38[2,3]	2,000,000	1,998,335
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	2,000,000	1,984,562
Marathon CLO V Ltd.
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	1,086,334	1,085,605
2017-5A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[2,3]	688,716	688,060

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 34.0% (continued)
Collateralized Loan Obligations - 24.6% (continued)
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	1,750,000	$1,750,150
Golub Capital Partners CLO 54M, LP
2021-54A, 1.65% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33[2,3]	1,750,000	1,750,118
Cerberus Loan Funding XXXV, LP
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33[2,3]	1,750,000	1,750,000
Palmer Square Loan Funding Ltd.
2021-2A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[2,3]	1,250,000	1,238,040
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	412,006	412,041
Diamond CLO Ltd.
2021-1A, 1.33% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[2,3]	1,636,129	1,636,538
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[2,3]	1,500,000	1,502,265
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[2,3]	1,500,000	1,501,494
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 1.68% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[2,3]	1,442,000	1,442,000
LoanCore Issuer Ltd.
2018-CRE1, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	1,000,000	999,654
2018-CRE1, 1.21% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	303,954	303,847
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[2,3]	1,250,000	1,255,827
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[2,3]	1,250,000	1,249,936
HERA Commercial Mortgage Ltd.
2021-FL1, 1.14% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 02/18/38[2,3]	1,250,000	1,246,987
Shackleton CLO Ltd.
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	1,134,361	1,133,823
Woodmont Trust
2020-7A, 2.03% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 01/15/32[2,3]	1,000,000	1,005,626
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[2,3]	1,000,000	1,002,169
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	1,000,000	1,000,788
LCCM Trust
2021-FL2, 1.98% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 12/13/38[2,3]	1,000,000	1,000,387
BDS
2021-FL8, 1.65% (1 Month USD LIBOR + 1.55%, Rate Floor: 1.55%) due 01/18/36[2,3]	1,000,000	1,000,373
Cerberus Loan Funding XXXI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/32[2,3]	1,000,000	1,000,198
Voya CLO Ltd.
2020-1A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 1.06%) due 04/15/31[2,3]	1,000,000	999,698

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 34.0% (continued)
Collateralized Loan Obligations - 24.6% (continued)
Greystone Commercial Real Estate Notes
2021-FL3, 1.73% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 07/15/39[2,3]	1,000,000	$999,549
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[2,3]	1,000,000	998,728
NewStar Fairfield Fund CLO Ltd.
2018-2A, 1.40% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[2,3]	989,329	981,436
Oaktree CLO Ltd.
2017-1A, 1.00% (3 Month USD LIBOR + 0.87%) due 10/20/27[2,3]	791,504	791,445
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[2,3]	750,000	751,373
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[2,3]	750,000	751,185
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.69% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33[2,3]	750,000	750,926
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[2,3]	750,000	749,998
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	697,966	697,533
Avery Point VI CLO Ltd.
2021-6A, 1.02% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 08/05/27[2,3]	684,707	684,778
Dryden XXV Senior Loan Fund
2017-25A, 1.48% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	479,956	479,469
Halcyon Loan Advisors Funding Ltd.
2017-3A, 1.03% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 10/18/27[2,3]	357,349	357,309
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	320,009	319,981
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.19% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[2,3]	300,000	299,252
Golub Capital Partners CLO 17 Ltd.
2017-17A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/25/30[2,3]	250,000	250,034
BSPRT Issuer Ltd.
2018-FL4, 1.13% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[2,3]	222,630	222,301
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	75,909	75,900
Total Collateralized Loan Obligations		84,656,700
Financial - 3.0%
Station Place Securitization Trust
2021-9, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 06/20/22†††,2,3	5,700,000	5,700,000
2020-16, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,2,3	2,200,000	2,200,000
Station Place Securitization Trust
2021-15, 0.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/26/22[2,3]	1,750,000	1,750,000

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 34.0% (continued)
Financial - 3.0% (continued)
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,2,3	650,000	$650,000
Total Financial		10,300,000
Whole Business - 1.5%
Domino's Pizza Master Issuer LLC
2018-1A, 4.33% due 07/25/48[2]	1,215,625	1,312,768
2018-1A, 4.12% due 07/25/48[2]	486,250	503,443
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[2]	1,485,000	1,510,884
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	1,250,000	1,248,611
Wingstop Funding LLC
2020-1A, 2.84% due 12/05/50[2]	447,750	460,369
Total Whole Business		5,036,075
Transport-Aircraft - 1.2%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	1,691,328	1,686,688
AASET US Ltd.
2018-2A, 4.45% due 11/18/38[2]	1,444,941	1,403,474
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	846,672	839,503
Raspro Trust
2005-1A, 1.06% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[2,3]	282,622	282,622
Total Transport-Aircraft		4,212,287
Transport-Container - 1.2%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	2,154,375	2,133,708
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	667,333	656,741
2020-1A, 2.73% due 08/21/45[2]	399,418	404,739
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	941,881	928,261
Total Transport-Container		4,123,449
Net Lease - 1.0%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	2,710,036	2,731,644
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[2]	745,606	747,223
Total Net Lease		3,478,867
Infrastructure - 0.8%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	2,600,000	2,709,746
Collateralized Debt Obligations - 0.7%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[2]	2,250,000	2,250,317
Total Asset-Backed Securities
(Cost $116,735,023)		116,767,441
CORPORATE BONDS†† - 27.3%
Financial - 8.7%
Athene Global Funding
0.61% (U.S. Secured Overnight Financing Rate + 0.56%) due 08/19/24[2,3]	3,850,000	3,855,682
F&G Global Funding
0.90% due 09/20/24[2]	3,250,000	3,243,514
Swedbank AB
0.85% due 03/18/24[2]	3,000,000	3,010,115
JPMorgan Chase & Co.
0.70% due 03/16/24[4]	2,750,000	2,757,779
Sumitomo Mitsui Trust Bank Ltd.
0.85% due 03/25/24[2]	2,750,000	2,756,314
Ameriprise Financial, Inc.
3.00% due 04/02/25	2,000,000	2,123,920
Bank of America Corp.
0.74% (U.S. Secured Overnight Financing Rate + 0.69%) due 04/22/25[3]	2,100,000	2,120,621
Credit Suisse AG NY
0.44% (U.S. Secured Overnight Financing Rate + 0.39%) due 02/02/24[3]	1,750,000	1,753,290
Equinix, Inc.
1.45% due 05/15/26	1,500,000	1,495,770
CIT Group, Inc.
3.93% due 06/19/24[4]	1,350,000	1,411,918
Morgan Stanley
0.73% due 04/05/24[4]	1,350,000	1,354,496
Aviation Capital Group LLC
2.88% due 01/20/22[2]	1,100,000	1,105,748

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 27.3% (continued)
Financial - 8.7% (continued)
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	850,000	$843,625
Standard Chartered plc
1.32% due 10/14/23[2,4]	750,000	754,689
GA Global Funding Trust
1.63% due 01/15/26[2]	450,000	453,768
Brighthouse Financial Global Funding
0.81% (U.S. Secured Overnight Financing Rate + 0.76%) due 04/12/24[2,3]	300,000	302,111
Iron Mountain, Inc.
5.00% due 07/15/28[2]	275,000	286,633
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	200,000	217,057
Nordea Bank Abp
1.06% (3 Month USD LIBOR + 0.94%) due 08/30/23[2,3]	200,000	202,824
Total Financial		30,049,874
Industrial - 4.7%
Boeing Co.
1.95% due 02/01/24	3,050,000	3,121,008
1.43% due 02/04/24	950,000	951,520
Ryder System, Inc.
3.35% due 09/01/25	1,700,000	1,831,454
3.75% due 06/09/23	700,000	737,511
Graphic Packaging International LLC
0.82% due 04/15/24[2]	1,950,000	1,939,075
CNH Industrial Capital LLC
1.95% due 07/02/23	1,350,000	1,379,844
Teledyne Technologies, Inc.
0.65% due 04/01/23	1,350,000	1,349,434
Berry Global, Inc.
0.95% due 02/15/24[2]	1,200,000	1,201,356
Siemens Financieringsmaatschappij N.V.
0.65% due 03/11/24[2]	850,000	851,848
SYNNEX Corp.
1.25% due 08/09/24[2]	850,000	850,218
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	750,000	737,986
Vontier Corp.
1.80% due 04/01/26[2]	650,000	645,314
Weir Group plc
2.20% due 05/13/26[2]	200,000	201,901
Jabil, Inc.
1.70% due 04/15/26	200,000	200,948
Total Industrial		15,999,417
Consumer, Non-cyclical - 4.4%
AmerisourceBergen Corp.
0.74% due 03/15/23	2,750,000	2,754,234
Illumina, Inc.
0.55% due 03/23/23	2,750,000	2,749,990
Sysco Corp.
5.65% due 04/01/25	2,250,000	2,586,866
Triton Container International Ltd.
0.80% due 08/01/23[2]	1,050,000	1,049,082
2.05% due 04/15/26[2]	700,000	701,978
1.15% due 06/07/24[2]	700,000	698,766
Element Fleet Management Corp.
1.60% due 04/06/24[2]	1,350,000	1,369,245
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[2]	700,000	719,670
Molina Healthcare, Inc.
5.38% due 11/15/22	650,000	670,118
CVS Health Corp.
4.00% due 12/05/23	500,000	532,396
Stryker Corp.
3.38% due 05/15/24	500,000	531,437
Bunge Limited Finance Corp.
3.00% due 09/25/22	400,000	409,321
Spectrum Brands, Inc.
5.75% due 07/15/25	300,000	307,500
Square, Inc.
2.75% due 06/01/26[2]	100,000	101,365
Total Consumer, Non-cyclical		15,181,968
Utilities - 3.0%
CenterPoint Energy Resources Corp.
0.62% (3 Month USD LIBOR + 0.50%) due 03/02/23[3]	2,900,000	2,900,461
NextEra Energy Capital Holdings, Inc.
0.59% (U.S. Secured Overnight Financing Rate + 0.54%) due 03/01/23[3]	2,750,000	2,761,954
ONE Gas, Inc.
1.10% due 03/11/24	1,400,000	1,400,066
Atmos Energy Corp.
0.63% due 03/09/23	1,400,000	1,400,045
Alexander Funding Trust
1.84% due 11/15/23[2]	1,350,000	1,375,796
OGE Energy Corp.
0.70% due 05/26/23	550,000	550,043
Total Utilities		10,388,365
Technology - 2.4%
Fidelity National Information Services, Inc.
0.60% due 03/01/24	2,750,000	2,745,523
HCL America, Inc.
1.38% due 03/10/26[2]	2,200,000	2,174,086
Microchip Technology, Inc.
2.67% due 09/01/23	1,820,000	1,886,819
Infor, Inc.
1.45% due 07/15/23[2]	1,470,000	1,485,362
Total Technology		8,291,790
Communications - 2.4%
NTT Finance Corp.
0.58% due 03/01/24[2]	2,750,000	2,746,083
eBay, Inc.
1.40% due 05/10/26	1,500,000	1,504,051

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 27.3% (continued)
Communications - 2.4% (continued)
Netflix, Inc.
5.50% due 02/15/22	1,000,000	$1,016,200
ViacomCBS, Inc.
4.75% due 05/15/25	740,000	828,187
T-Mobile USA, Inc.
2.63% due 04/15/26	500,000	511,250
2.25% due 02/15/26	200,000	202,250
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	700,000	709,625
Level 3 Financing, Inc.
5.38% due 05/01/25	600,000	612,937
Total Communications		8,130,583
Energy - 0.8%
Valero Energy Corp.
1.20% due 03/15/24	1,350,000	1,364,877
Phillips 66
0.90% due 02/15/24	1,350,000	1,350,336
Occidental Petroleum Corp.
2.70% due 02/15/23	97,000	98,169
Total Energy		2,813,382
Basic Materials - 0.6%
Alcoa Nederland Holding BV
5.50% due 12/15/27[2]	700,000	751,401
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	650,000	682,451
Carpenter Technology Corp.
4.45% due 03/01/23	550,000	569,416
Total Basic Materials		2,003,268
Consumer, Cyclical - 0.3%
Hyatt Hotels Corp.
1.80% due 10/01/24	1,150,000	1,152,378
Total Corporate Bonds
(Cost $93,290,115)		94,011,025
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 26.9%
Residential Mortgage Backed Securities - 20.6%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[2,3]	2,420,315	2,426,824
2020-NQM1, 1.21% due 05/25/65[2,5]	1,395,391	1,399,202
2020-RPL5, 3.02% (WAC) due 08/25/60[2,3]	1,053,400	1,067,823
2021-RPL7, 1.93% due 06/27/61[2]	1,000,000	1,000,420
2021-RPL4, 1.80% (WAC) due 12/27/60[2,3]	711,269	713,501
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,5]	1,813,739	1,818,860
2021-5, 1.37% (WAC) due 09/25/66[2,3]	1,000,000	999,510
2019-4, 2.85% due 11/25/59[2,5]	880,097	892,906
2020-1, 2.42% due 01/25/60[2,5]	872,033	882,437
2019-4, 2.64% due 11/25/59[2,5]	556,299	564,386
2021-4, 1.35% (WAC) due 07/25/66[2,3]	482,948	482,673
2021-3, 1.44% (WAC) due 06/25/66[2,3]	322,946	322,563
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,5]	3,500,000	3,498,433
2021-HE1, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[2,3]	546,763	546,763
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	422,639	424,371
2021-HE2, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 11/25/69[2,3]	304,088	304,088
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,5]	3,435,457	3,429,986
Legacy Mortgage Asset Trust
2021-GS4, 1.65% due 11/25/60[2,5]	1,472,854	1,470,829
2021-GS3, 1.75% due 07/25/61[2,5]	1,384,841	1,385,965
2021-GS2, 1.75% due 04/25/61[2,5]	568,380	568,932
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	1,315,850	1,367,660
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	1,205,181	1,258,905
2017-5A, 1.59% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[2,3]	456,698	459,535
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	2,150,000	2,152,452
2020-T3, 1.32% due 10/15/52[2]	900,000	900,671
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	2,650,000	2,648,642
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	987,231	1,013,795
2017-6, 2.75% (WAC) due 10/25/57[2,3]	805,927	821,509

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 26.9% (continued)
Residential Mortgage Backed Securities - 20.6% (continued)
2017-5, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	778,070	$778,064
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.28% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36[3]	2,517,726	2,482,964
PRPM LLC
2021-5, 1.79% due 06/25/26[2,5]	1,447,977	1,449,225
2021-8, 1.74% (WAC) due 09/25/26[2,3]	850,000	848,933
Home Equity Loan Trust
2007-FRE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	2,098,291	2,005,069
Soundview Home Loan Trust
2006-OPT5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	1,572,246	1,549,512
2006-1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 02/25/36[3]	259,966	259,996
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[3]	1,593,086	1,593,665
NovaStar Mortgage Funding Trust Series
2007-2, 0.29% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	1,542,661	1,519,703
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.66% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[3]	1,508,947	1,509,711
FKRT
2.21% due 11/30/58	1,450,000	1,450,392
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,5]	1,389,137	1,389,023
Cascade Funding Mortgage Trust
2018-RM2, 4.00% (WAC) due 10/25/68[3,6]	985,902	1,022,883
2019-RM3, 2.80% (WAC) due 06/25/69[3,6]	343,017	347,902
FKRT
2020-C2A, 3.25% due 12/30/23†††,6	1,349,283	1,349,283
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.72% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	1,273,600	1,271,401
HarborView Mortgage Loan Trust
2006-14, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	1,302,467	1,237,452
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[3,6]	739,838	742,091
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[3,6]	378,402	378,557
Encore Credit Receivables Trust
2005-2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Cap/Floor: 13.00%/0.74%) due 09/25/35[3]	1,081,188	1,081,244
ZH Trust
2021-1, 2.25% due 02/18/27[2]	500,000	500,550
2021-2, 2.35% due 10/17/27[2]	500,000	499,710
CFMT LLC
2021-HB5, 0.80% (WAC) due 02/25/31[2,3]	990,169	990,485
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	972,390	979,122
Banc of America Funding Trust
2015-R2, 0.35% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[2,3]	982,191	966,753
Nationstar Home Equity Loan Trust
2007-B, 0.31% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[3]	929,039	926,248
Countrywide Asset-Backed Certificates
2006-6, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36[3]	866,997	864,344

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 26.9% (continued)
Residential Mortgage Backed Securities - 20.6% (continued)
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[2]	750,000	$749,809
Alternative Loan Trust
2007-OA7, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[3]	770,643	738,405
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.73% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[3]	671,495	671,048
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WHQ3, 1.03% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 06/25/35[3]	624,641	627,644
Morgan Stanley Home Equity Loan Trust
2006-2, 0.65% (1 Month USD LIBOR + 0.56%, Rate Floor: 0.56%) due 02/25/36[3]	568,800	566,505
CIT Mortgage Loan Trust
2007-1, 1.44% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	394,512	397,839
2007-1, 1.54% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	141,934	142,695
CSMC Series
2014-2R, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	477,961	472,670
2014-7R, 0.24% (WAC) due 10/27/36[2,3]	15,639	15,595
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	449,863	453,727
Citigroup Mortgage Loan Trust
2007-WFH2, 0.69% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	407,635	407,080
FBR Securitization Trust
2005-2, 0.84% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35[3]	345,948	346,072
Structured Asset Investment Loan Trust
2005-2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35[3]	159,000	158,789
2005-1, 0.81% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.72%) due 02/25/35[2,3]	81,461	81,511
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	223,435	224,797
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 0.59% (1 Month USD LIBOR + 0.50%, Rate Floor: 0.50%) due 12/25/35[3]	87,662	87,590
Total Residential Mortgage Backed Securities		70,959,699
Commercial Mortgage Backed Securities - 3.2%
BX Commercial Mortgage Trust
2021-VOLT, 1.75% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36[2,3]	3,500,000	3,502,193
Morgan Stanley Capital I Trust
2018-H3, 0.99% (WAC) due 07/15/51[3,7]	52,208,289	2,301,498
Citigroup Commercial Mortgage Trust
2018-C6, 0.95% (WAC) due 11/10/51[3,7]	43,060,468	2,097,252
JPMDB Commercial Mortgage Securities Trust
2018-C8, 0.79% (WAC) due 06/15/51[3,7]	32,882,196	994,548
Life Mortgage Trust
2021-BMR, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38[2,3]	750,000	750,901
Motel Trust
2021-MTL6, 1.30% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 09/15/38[2,3]	500,000	500,957
BXHPP Trust
2021-FILM, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36[2,3]	500,000	500,450

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021
	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 26.9% (continued)
Commercial Mortgage Backed Securities - 3.2% (continued)
KKR Industrial Portfolio Trust
2021-KDIP, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[2,3]	250,000	$249,849
Total Commercial Mortgage Backed Securities		10,897,648
Government Agency - 3.1%
Uniform MBS 30 Year
due 11/10/21[9]	10,300,000	10,593,715
Total Collateralized Mortgage Obligations
(Cost $91,791,111)		92,451,062
SENIOR FLOATING RATE INTERESTS††,3 - 4.5%
Industrial - 1.3%
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	1,660,000	1,764,480
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	1,206,365	1,198,826
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	650,000	690,222
Standard Industries, Inc.
due 09/22/28	400,000	400,216
Filtration Group Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	347,201	345,250
Total Industrial		4,398,994
Technology - 0.9%
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	748,096	742,957
Dun & Bradstreet
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	696,491	695,621
VT TopCo, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 08/01/25	553,191	551,809
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	446,996	444,296
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	198,500	198,599
Sabre GLBL, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	198,454	195,937
MACOM Technology Solutions Holdings, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	108,784	108,240
Total Technology		2,937,459
Consumer, Non-cyclical - 0.6%
Icon Luxembourg SARL
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 07/03/28	748,125	750,511
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	694,697	694,350
Pearl Intermediate Parent LLC
4.25% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.75%) due 02/14/25	498,728	498,573
HCRX Investments HoldCo, LP
due 07/15/28	250,000	249,063
Total Consumer, Non-cyclical		2,192,497
Communications - 0.6%
Recorded Books, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25	750,000	750,232
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	698,187	695,806
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26	577,587	576,917
Total Communications		2,022,955
Financial - 0.5%
Alliant Holdings Intermediate LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	680,763	675,194
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	299,241	299,133
USI, Inc.
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	296,907	294,734

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 4.5% (continued)
Financial - 0.5% (continued)
Focus Financial Partners LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	248,077	$246,112
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	198,465	196,461
Total Financial		1,711,634
Consumer, Cyclical - 0.4%
Stars Group (Amaya)
due 07/21/26	900,000	896,625
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	653,511	650,329
Total Consumer, Cyclical		1,546,954
Basic Materials - 0.1%
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	446,407	445,014
Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	200,000	199,584
Total Senior Floating Rate Interests
(Cost $15,413,994)		15,455,091
FOREIGN GOVERNMENT DEBT†† - 3.1%

State of Israel
5.50% due 01/31/22	ILS 14,020,000	$ 4,426,511
0.75% due 07/31/22	ILS 13,640,000	4,260,125
Province of Ontario
0.17% due 10/06/21[8]	CAD 1,850,000	1,460,790
Government of Japan
(0.11)% due 10/25/21[8]	JPY 44,700,000	401,676
(0.12)% due 10/18/21[8]	JPY 12,300,000	110,525
Province of Quebec
0.16% due 10/22/21[8]	CAD 30,000	23,685
Total Foreign Government Debt
(Cost $10,614,272)		10,683,312
Total Investments - 104.3%
(Cost $357,276,754)		$ 358,531,720

Collateralized Mortgage Obligations Sold Short†† - (3.2)%
Government Agency - (3.2)%
Uniform MBS 30 Year
due 11/10/21[9]	10,300,000	(10,905,331)
Total Securities Sold Short - (3.2)%
(Proceeds $10,916,553)		$ (10,905,331)
Other Assets & Liabilities, net - (1.1)%		(3,681,728)
Total Net Assets - 100.0%		$ 343,944,661

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$28,300,000	$85,183	$244	$84,939
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.00%	Quarterly	05/04/26	7,000,000	3,010	304	2,706
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly	04/28/31	3,380,000	(14,263)	10,184	(24,447)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly	03/16/31	3,000,000	(36,150)	306	(36,456)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.02%	Quarterly	05/20/41	2,000,000	(65,980)	319	(66,299)
								$(28,200)	$11,357	$(39,557)

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	Receive	0.36% (1 Month USD LIBOR + 0.28%)	At Maturity	10/14/21	77,678	$8,919,765	$80,785
JPMorgan Chase Bank, N.A.	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/19/21	43,450	4,989,364	50,837
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/22/21	10,775	1,237,293	18,102
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/21/21	10,775	1,237,293	18,102
							$16,383,715	$167,826

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	Buy	2,743,000	761,099 USD	01/31/22	$92,145
Morgan Stanley Capital Services LLC	JPY	Sell	44,700,000	407,444 USD	10/25/21	5,737
Goldman Sachs International	JPY	Sell	12,300,000	112,010 USD	10/18/21	1,479
Citibank, N.A.	CZK	Sell	9,135	420 USD	11/05/21	2
Citibank, N.A.	CAD	Sell	30,000	23,685 USD	10/22/21	(4)
Goldman Sachs International	CAD	Sell	1,850,000	1,459,977 USD	10/06/21	(853)
Bank of America, N.A.	ILS	Sell	316,500	93,833 USD	01/31/22	(4,618)
UBS AG	ILS	Sell	5,349,934	1,659,105 USD	08/01/22	(10,813)
Barclays Bank plc	CZK	Sell	60,960,900	2,758,191 USD	04/19/22	(13,771)
Goldman Sachs International	ILS	Sell	8,392,646	2,601,806 USD	08/01/22	(17,859)
Goldman Sachs International	ILS	Sell	2,426,500	718,461 USD	01/31/22	(36,331)
Barclays Bank plc	ILS	Sell	14,791,100	4,558,004 USD	01/31/22	(42,950)
Barclays Bank plc	CZK	Buy	60,960,900	2,854,870 USD	04/19/22	(82,909)
Morgan Stanley Capital Services LLC	BRL	Sell	33,700,000	6,048,098 USD	10/01/21	(141,976)
Goldman Sachs International	BRL	Buy	33,700,000	6,379,313 USD	10/01/21	(189,240)
						$(441,961)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2021.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $205,378,177 (cost $205,073,217), or 59.7% of total net assets.
3	Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $3,840,716 (cost $3,794,991), or 1.1% of total net assets — See Note 9.
7	Security is an interest-only strip.
8	Rate indicated is the effective yield at the time of purchase.
9	Security is unsettled at period end and does not have a stated effective rate.

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

The following table summarizes the inputs used to value the Fund's investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$ 16,383,715	$ —	$ —	$ 16,383,715
Money Market Fund	12,780,074	—	—	12,780,074
Asset-Backed Securities	—	108,217,441	8,550,000	116,767,441
Corporate Bonds	—	94,011,025	—	94,011,025
Collateralized Mortgage Obligations	—	91,101,779	1,349,283	92,451,062
Senior Floating Rate Interests	—	15,455,091	—	15,455,091
Foreign Government Debt	—	10,683,312	—	10,683,312
Interest Rate Swap Agreements**	—	87,645	—	87,645
Forward Foreign Currency Exchange Contracts**	—	99,363	—	99,363
Fixed Income Index Swap Agreements**	—	167,826	—	167,826
Total Assets	$ 29,163,789	$ 319,823,482	$ 9,899,283	$ 358,886,554

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$ —	$ 10,905,331	$ —	$ 10,905,331
Interest Rate Swap Agreements**	—	127,202	—	127,202
Forward Foreign Currency Exchange Contracts**	—	541,324	—	541,324
Unfunded Loan Commitments (Note 8)	—	—	242	242
Total Liabilities	$ —	$ 11,573,857	$ 242	$ 11,574,099

** This derivative is reported as unrealized appreciation/depreciation at period end.

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$8,550,000	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	1,349,283	Model Price	Purchase Price	—	—
Total Assets	$9,899,283
Liabilities:
Unfunded Loan Commitments	$242	Model Price	Purchase Price	—	—

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets			Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ 8,300,000	$ 2,511,798	$ 10,811,798	$ -
Purchases/(Receipts)	8,550,000	1,581,007	10,131,007	(484)
(Sales, maturities and paydowns)/Fundings	(8,300,000)	(2,720,240)	(11,020,240)	-
Amortization of premiums/discounts	-	(244)	(244)	-
Total realized gains (losses) included in earnings	-	(2)	(2)	-
Total change in unrealized appreciation (depreciation) included in earnings	-	(23,036)	(23,036)	242
Ending Balance	$ 8,550,000	$ 1,349,283	$ 9,899,283	$ (242)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$ -	$ (634)	$ (634)	$ 242

Guggenheim Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	4.20%	07/26/24	5.99%	07/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.85% due 11/25/59	3.85%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Shares	Value
EXCHANGE-TRADED FUNDS† - 0.8%
iShares Core U.S. Aggregate Bond ETF	9,800	$ 1,125,334
Total Exchange-Traded Funds
(Cost $1,156,008)		1,125,334
MONEY MARKET FUND† - 2.7%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[1]	3,568,885	3,568,885
Total Money Market Fund
(Cost $3,568,885)		3,568,885
	Face Amount~
ASSET-BACKED SECURITIES†† - 36.4%
Collateralized Loan Obligations - 26.7%
Cerberus Onshore CLO LLC
2021-4A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 08/13/33[2,3]	2,000,000	1,999,997
Flagship CLO VIII Ltd.
2018-8A, 1.93% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 01/16/26[2,3]	1,800,000	1,797,771
KVK CLO 2013-1 Ltd.
2017-1A, 1.58% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 01/14/28[2,3]	1,750,000	1,749,023
BXMT Ltd.
2020-FL2, 1.24% (30 Day Average U.S. Secured Overnight Financing Rate + 1.26%, Rate Floor: 1.15%) due 02/15/38[2,3]	1,000,000	997,820
2020-FL3, 1.92% (30 Day Average U.S. Secured Overnight Financing Rate + 1.86%, Rate Floor: 1.75%) due 03/15/37[2,3]	750,000	749,659
610 Funding CLO 3 Ltd.
2018-3A, 1.78% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[2,3]	1,000,000	999,739
2018-3A, 1.38% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/17/28[2,3]	521,435	521,456
ABPCI Direct Lending Fund CLO V Ltd.
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/20/31[2,3]	1,250,000	1,248,006
Dryden 33 Senior Loan Fund
2020-33A, 1.13% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/29[2,3]	1,234,126	1,233,917
Palmer Square Loan Funding Ltd.
2021-2A, 1.53% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 05/20/29[2,3]	750,000	742,824
2019-3A, 0.98% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 08/20/27[2,3]	412,006	412,041
Denali Capital CLO XI Ltd.
2018-1A, 1.26% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[2,3]	1,045,799	1,045,808
Cerberus Loan Funding XXX, LP
2020-3A, 1.98% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 01/15/33[2,3]	1,000,000	1,004,662
Cerberus Loan Funding XXXII, LP
2021-2A, 1.75% (3 Month USD LIBOR + 1.62%, Rate Floor: 1.62%) due 04/22/33[2,3]	1,000,000	1,002,169
MidOcean Credit CLO VII
2020-7A, 1.17% (3 Month USD LIBOR + 1.04%, Rate Floor: 0.00%) due 07/15/29[2,3]	1,000,000	1,000,310
CHCP Ltd.
2021-FL1, 1.22% (30 Day Average U.S. Secured Overnight Financing Rate + 1.16%, Rate Floor: 1.05%) due 02/15/38[2,3]	1,000,000	999,168
ABPCI Direct Lending Fund CLO II LLC
2021-1A, 1.73% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/20/32[2,3]	1,000,000	998,728
Golub Capital Partners CLO 36M Ltd.
2018-36A, 1.42% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[2,3]	1,000,000	994,476
GPMT Ltd.
2019-FL2, 1.38% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 02/22/36[2,3]	985,494	984,966

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 36.4% (continued)
Collateralized Loan Obligations - 26.7% (continued)
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 1.43% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[2,3]	850,000	$843,439
Halcyon Loan Advisors Funding Ltd.
2017-1A, 1.05% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 04/20/27[2,3]	825,336	825,326
Shackleton CLO Ltd.
2018-6RA, 1.15% (3 Month USD LIBOR + 1.02%, Rate Floor: 1.02%) due 07/17/28[2,3]	756,241	755,882
Diamond CLO Ltd.
2021-1A, 1.33% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 04/25/29[2,3]	752,619	752,807
Golub Capital Partners CLO 16 Ltd.
2021-16A, 1.70% (3 Month USD LIBOR + 1.61%, Rate Floor: 1.61%) due 07/25/33[2,3]	750,000	751,133
Owl Rock CLO IV Ltd.
2021-4A, 1.74% (3 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 08/20/33[2,3]	750,000	750,747
Venture XIV CLO Ltd.
2020-14A, 1.15% (3 Month USD LIBOR + 1.03%, Rate Floor: 1.03%) due 08/28/29[2,3]	750,000	750,064
Golub Capital Partners CLO 54M, LP
2021-54A, 1.65% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/05/33[2,3]	750,000	750,050
Cerberus Loan Funding XXXV, LP
2021-5A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/22/33[2,3]	750,000	750,000
Golub Capital Partners CLO 49M Ltd.
2021-49A, 1.63% (3 Month USD LIBOR + 1.53%, Rate Floor: 1.53%) due 08/26/33[2,3]	750,000	749,487
LoanCore Issuer Ltd.
2018-CRE1, 1.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/28[2,3]	500,000	499,827
2018-CRE1, 1.21% (1 Month USD LIBOR + 1.13%, Rate Floor: 1.13%) due 05/15/28[2,3]	151,977	151,924
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 1.88% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 07/20/33[2,3]	500,000	500,916
THL Credit Lake Shore MM CLO I Ltd.
2021-1A, 1.83% (3 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 04/15/33[2,3]	500,000	500,790
Cerberus Loan Funding XXXIII, LP
2021-3A, 1.69% (3 Month USD LIBOR + 1.56%, Rate Floor: 1.56%) due 07/23/33[2,3]	500,000	500,617
BRSP Ltd.
2021-FL1, 1.99% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 08/19/38[2,3]	500,000	500,448
Wellfleet CLO Ltd.
2020-2A, 1.19% (3 Month USD LIBOR + 1.06%, Rate Floor: 0.00%) due 10/20/29[2,3]	500,000	500,394
Cerberus Loan Funding XXVI, LP
2021-1A, 1.63% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 04/15/31[2,3]	500,000	499,999
Golub Capital Partners CLO 33M Ltd.
2021-33A, 1.98% (3 Month USD LIBOR + 1.86%, Rate Floor: 1.86%) due 08/25/33[2,3]	500,000	499,974
Parliament CLO II Ltd.
2021-2A, 1.50% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 08/20/32[2,3]	500,000	499,604

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 36.4% (continued)
Collateralized Loan Obligations - 26.7% (continued)
HERA Commercial Mortgage Ltd.
2021-FL1, 1.69% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 02/18/38[2,3]	500,000	$498,528
Marathon CLO V Ltd.
2017-5A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[2,3]	424,523	424,238
Avery Point VI CLO Ltd.
2021-6A, 1.02% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 08/05/27[2,3]	322,215	322,248
ACRE Commercial Mortgage Ltd.
2021-FL4, 1.19% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 12/18/37[2,3]	250,000	249,377
Newfleet CLO Ltd.
2018-1A, 1.08% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/20/28[2,3]	232,655	232,511
Dryden XXV Senior Loan Fund
2017-25A, 1.48% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[2,3]	153,341	153,186
Wind River CLO Ltd.
2017-2A, 1.00% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 10/15/27[2,3]	145,458	145,445
BSPRT Issuer Ltd.
2018-FL4, 1.13% (1 Month USD LIBOR + 1.05%, Rate Floor: 1.05%) due 09/15/35[2,3]	111,315	111,151
Mountain View CLO Ltd.
2018-1A, 0.93% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[2,3]	30,011	30,007
Total Collateralized Loan Obligations		34,982,659
Financial - 3.0%
Station Place Securitization Trust
2021-9, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 06/20/22†††,2,3	2,400,000	2,400,000
2020-16, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/22/21†††,2,3	1,000,000	1,000,000
Station Place Securitization Trust
2021-15, 0.68% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 09/26/22[2,3]	300,000	300,000
Madison Avenue Secured Funding Trust Series
2020-1, 1.71% (1 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 12/13/21†††,2,3	250,000	250,000
Total Financial		3,950,000
Transport-Container - 1.5%
Triton Container Finance VIII LLC
2021-1A, 1.86% due 03/20/46[2]	957,500	948,315
Textainer Marine Containers VII Ltd.
2021-1A, 1.68% due 02/20/46[2]	286,000	281,461
2020-1A, 2.73% due 08/21/45[2]	221,899	224,855
CLI Funding VIII LLC
2021-1A, 1.64% due 02/18/46[2]	470,940	464,130
Total Transport-Container		1,918,761
Net Lease - 1.2%
Oak Street Investment Grade Net Lease Fund Series
2020-1A, 1.85% due 11/20/50[2]	1,231,834	1,241,656
CF Hippolyta LLC
2021-1A, 1.98% due 03/15/61[2]	298,242	298,890
Total Net Lease		1,540,546
Transport-Aircraft - 1.2%
Sapphire Aviation Finance II Ltd.
2020-1A, 3.23% due 03/15/40[2]	846,672	839,503
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[2]	676,531	674,675
Total Transport-Aircraft		1,514,178
Infrastructure - 1.0%
VB-S1 Issuer LLC
2020-1A, 3.03% due 06/15/50[2]	1,250,000	1,302,763

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 36.4% (continued)
Collateralized Debt Obligations - 0.9%
Anchorage Credit Funding 4 Ltd.
2021-4A, 2.72% due 04/27/39[2]	1,250,000	$1,250,176
Whole Business - 0.9%
Applebee's Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[2]	693,000	705,079
Taco Bell Funding LLC
2021-1A, 1.95% due 08/25/51[2]	500,000	499,444
Total Whole Business		1,204,523
Total Asset-Backed Securities
(Cost $47,615,808)		47,663,606
CORPORATE BONDS†† - 29.4%
Financial - 7.8%
Swedbank AB
0.85% due 03/18/24[2]	1,400,000	1,404,720
JPMorgan Chase & Co.
0.70% due 03/16/24[4]	1,250,000	1,253,536
Sumitomo Mitsui Trust Bank Ltd.
0.85% due 03/25/24[2]	1,250,000	1,252,870
F&G Global Funding
0.90% due 09/20/24[2]	1,250,000	1,247,505
Ameriprise Financial, Inc.
3.00% due 04/02/25	900,000	955,764
Credit Suisse AG NY
0.44% (U.S. Secured Overnight Financing Rate + 0.39%) due 02/02/24[3]	800,000	801,504
Equinix, Inc.
1.45% due 05/15/26	650,000	648,167
CIT Group, Inc.
3.93% due 06/19/24[4]	600,000	627,519
Aviation Capital Group LLC
2.88% due 01/20/22[2]	450,000	452,351
Standard Chartered plc
1.32% due 10/14/23[2,4]	350,000	352,188
Rocket Mortgage LLC / Rocket Mortgage Company-Issuer, Inc.
2.88% due 10/15/26[2]	350,000	347,375
Nordea Bank Abp
1.06% (3 Month USD LIBOR + 0.94%) due 08/30/23[2,3]	250,000	253,531
GA Global Funding Trust
1.63% due 01/15/26[2]	200,000	201,675
Brighthouse Financial Global Funding
0.81% (U.S. Secured Overnight Financing Rate + 0.76%) due 04/12/24[2,3]	150,000	151,055
Iron Mountain, Inc.
5.00% due 07/15/28[2]	125,000	130,288
Peachtree Corners Funding Trust
3.98% due 02/15/25[2]	100,000	108,529
Total Financial		10,188,577
Industrial - 5.7%
Boeing Co.
1.95% due 02/01/24	1,200,000	1,227,938
1.43% due 02/04/24	650,000	651,040
Ryder System, Inc.
3.35% due 09/01/25	800,000	861,861
3.75% due 06/09/23	300,000	316,076
Graphic Packaging International LLC
0.82% due 04/15/24[2]	900,000	894,958
Teledyne Technologies, Inc.
0.65% due 04/01/23	650,000	649,727
CNH Industrial Capital LLC
1.95% due 07/02/23	630,000	643,927
Siemens Financieringsmaatschappij N.V.
0.65% due 03/11/24[2]	500,000	501,087
Berry Global, Inc.
0.95% due 02/15/24[2]	450,000	450,509
SYNNEX Corp.
1.25% due 08/09/24[2]	350,000	350,090
Silgan Holdings, Inc.
1.40% due 04/01/26[2]	350,000	344,393
Vontier Corp.
1.80% due 04/01/26[2]	300,000	297,837
Weir Group plc
2.20% due 05/13/26[2]	200,000	201,901
Jabil, Inc.
1.70% due 04/15/26	100,000	100,474
Total Industrial		7,491,818
Consumer, Non-cyclical - 4.9%
AmerisourceBergen Corp.
0.74% due 03/15/23	1,250,000	1,251,925
Illumina, Inc.
0.55% due 03/23/23	1,250,000	1,249,995
Sysco Corp.
5.65% due 04/01/25	900,000	1,034,747
Triton Container International Ltd.
0.80% due 08/01/23[2]	350,000	349,694
2.05% due 04/15/26[2]	300,000	300,848
1.15% due 06/07/24[2]	300,000	299,471
Element Fleet Management Corp.
1.60% due 04/06/24[2]	650,000	659,266
Molina Healthcare, Inc.
5.38% due 11/15/22	300,000	309,285
CVS Health Corp.
4.00% due 12/05/23	250,000	266,198
Stryker Corp.
3.38% due 05/15/24	250,000	265,718
Bunge Limited Finance Corp.
3.00% due 09/25/22	200,000	204,660
Spectrum Brands, Inc.
5.75% due 07/15/25	150,000	153,750

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 29.4% (continued)
Consumer, Non-cyclical - 4.9% (continued)
Square, Inc.
2.75% due 06/01/26[2]	100,000	$101,365
Total Consumer, Non-cyclical		6,446,922
Utilities - 3.7%
CenterPoint Energy Resources Corp.
0.62% (3 Month USD LIBOR + 0.50%) due 03/02/23[3]	1,350,000	1,350,215
NextEra Energy Capital Holdings, Inc.
0.59% (U.S. Secured Overnight Financing Rate + 0.54%) due 03/01/23[3]	1,250,000	1,255,434
Alexander Funding Trust
1.84% due 11/15/23[2]	650,000	662,420
ONE Gas, Inc.
1.10% due 03/11/24	650,000	650,030
Atmos Energy Corp.
0.63% due 03/09/23	650,000	650,021
OGE Energy Corp.
0.70% due 05/26/23	250,000	250,020
Total Utilities		4,818,140
Technology - 2.8%
Fidelity National Information Services, Inc.
0.60% due 03/01/24	1,250,000	1,247,965
HCL America, Inc.
1.38% due 03/10/26[2]	1,000,000	988,221
Microchip Technology, Inc.
2.67% due 09/01/23	720,000	746,434
Infor, Inc.
1.45% due 07/15/23[2]	690,000	697,211
Total Technology		3,679,831
Communications - 2.7%
NTT Finance Corp.
0.58% due 03/01/24[2]	1,250,000	1,248,219
eBay, Inc.
1.40% due 05/10/26	650,000	651,755
Netflix, Inc.
5.50% due 02/15/22	450,000	457,290
ViacomCBS, Inc.
4.75% due 05/15/25	300,000	335,752
T-Mobile USA, Inc.
2.63% due 04/15/26	200,000	204,500
2.25% due 02/15/26	100,000	101,125
Cogent Communications Group, Inc.
3.50% due 05/01/26[2]	300,000	304,125
Level 3 Financing, Inc.
5.38% due 05/01/25	250,000	255,391
Total Communications		3,558,157
Energy - 1.0%
Valero Energy Corp.
1.20% due 03/15/24	650,000	657,163
Phillips 66
0.90% due 02/15/24	650,000	650,162
Total Energy		1,307,325
Basic Materials - 0.4%
Reliance Steel & Aluminum Co.
4.50% due 04/15/23	300,000	314,977
Carpenter Technology Corp.
4.45% due 03/01/23	250,000	258,826
Total Basic Materials		573,803
Consumer, Cyclical - 0.4%
Hyatt Hotels Corp.
1.80% due 10/01/24	450,000	450,930
Total Corporate Bonds
(Cost $38,222,316)		38,515,503
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 27.3%
Residential Mortgage Backed Securities - 21.3%
CSMC Trust
2021-RPL1, 1.67% (WAC) due 09/27/60[2,3]	1,100,143	1,103,102
2020-NQM1, 1.21% due 05/25/65[2,5]	659,640	661,441
2020-RPL5, 3.02% (WAC) due 08/25/60[2,3]	632,040	640,694
2021-RPL4, 1.80% (WAC) due 12/27/60[2,3]	474,179	475,667
2021-RPL7, 1.93% due 06/27/61[2]	350,000	350,147
Verus Securitization Trust
2020-5, 1.22% due 05/25/65[2,5]	859,140	861,565
2020-1, 2.42% due 01/25/60[2,5]	348,813	352,975
2019-4, 2.64% due 11/25/59[2,5]	278,150	282,193
2021-3, 1.44% (WAC) due 06/25/66[2,3]	138,405	138,241
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 0.28% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.28%) due 11/25/36[3]	1,477,510	1,456,103
NRZ Advance Receivables Trust
2020-T2, 1.48% due 09/15/53[2]	1,000,000	1,001,140
2020-T3, 1.32% due 10/15/52[2]	450,000	450,336
Legacy Mortgage Asset Trust
2021-GS3, 1.75% due 07/25/61[2,5]	620,791	621,295
2021-GS4, 1.65% due 11/25/60[2,5]	490,951	490,276
2021-GS2, 1.75% due 04/25/61[2,5]	236,825	237,055
Ocwen Master Advance Receivables Trust
2020-T1, 1.28% due 08/15/52[2]	1,250,000	1,249,359

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 27.3% (continued)
Residential Mortgage Backed Securities - 21.3% (continued)
BRAVO Residential Funding Trust
2021-C, 1.62% due 03/01/61[2,5]	500,000	$499,776
2019-NQM1, 2.67% (WAC) due 07/25/59[2,3]	281,759	282,914
2021-HE1, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 01/25/70[2,3]	234,327	234,327
2021-HE2, 0.90% (30 Day Average U.S. Secured Overnight Financing Rate + 0.85%, Rate Floor: 0.00%) due 11/25/69[2,3]	130,324	130,324
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[2,3]	534,564	555,612
2019-1A, 3.50% (WAC) due 10/25/59[2,3]	488,587	510,367
NYMT Loan Trust
2021-SP1, 1.67% due 08/25/61[2,5]	981,559	979,996
PRPM LLC
2021-5, 1.79% due 06/25/26[2,5]	627,457	627,997
2021-8, 1.74% (WAC) due 09/25/26[2,3]	350,000	349,561
Soundview Home Loan Trust
2006-OPT5, 0.23% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[3]	717,400	707,027
2006-1, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 02/25/36[3]	177,872	177,892
Home Equity Loan Trust
2007-FRE1, 0.28% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[3]	864,072	825,684
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 10/25/35[3]	796,543	796,832
Towd Point Mortgage Trust
2018-2, 3.25% (WAC) due 03/25/58[2,3]	411,346	422,415
2017-5, 0.69% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[2,3]	322,973	322,970
Morgan Stanley ABS Capital I Incorporated Trust
2006-NC1, 0.66% (1 Month USD LIBOR + 0.57%, Rate Floor: 0.57%) due 12/25/35[3]	642,105	642,430
FKRT
2020-C2A, 3.25% due 12/30/23†††,6	631,943	631,943
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 0.72% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[3]	624,314	623,236
OSAT Trust
2021-RPL1, 2.12% due 05/25/65[2,5]	622,717	622,666
HarborView Mortgage Loan Trust
2006-14, 0.24% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[3]	651,233	618,726
NovaStar Mortgage Funding Trust Series
2007-2, 0.29% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[3]	603,040	594,066
Countrywide Asset-Backed Certificates
2006-6, 0.43% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 09/25/36[3]	560,998	559,281
FKRT
2.21% due 11/30/58	550,000	550,148
LSTAR Securities Investment Ltd.
2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[3,6]	369,919	371,045
2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[3,6]	168,178	168,248
ZH Trust
2021-1, 2.25% due 02/18/27[2]	250,000	250,275
2021-2, due 10/17/27[2]	250,000	249,855
Residential Mortgage Loan Trust
2020-1, 2.38% (WAC) due 02/25/24[2,3]	486,195	489,561

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 27.3% (continued)
Residential Mortgage Backed Securities - 21.3% (continued)
CFMT LLC
2021-HB5, 0.80% (WAC) due 02/25/31[2,3]	453,828	$453,972
CSMC Series
2014-2R, 0.29% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[2,3]	403,611	399,144
2014-7R, 0.24% (WAC) due 10/27/36[2,3]	15,118	15,075
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-R10, 0.73% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 01/25/36[3]	373,053	372,804
Starwood Mortgage Residential Trust
2020-1, 2.28% (WAC) due 02/25/50[2,3]	359,890	362,981
New Residential Advance Receivables Trust Advance Receivables Backed Notes
2020-APT1, 1.04% due 12/16/52[2]	350,000	349,911
CIT Mortgage Loan Trust
2007-1, 1.44% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[2,3]	300,899	303,436
2007-1, 1.54% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[2,3]	45,785	46,031
Cascade Funding Mortgage Trust
2019-RM3, 2.80% (WAC) due 06/25/69[3,6]	343,017	347,902
FBR Securitization Trust
2005-2, 0.84% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.75%) due 09/25/35[3]	345,948	346,072
Structured Asset Investment Loan Trust
2005-2, 0.82% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.74%) due 03/25/35[3]	159,000	158,789
2005-1, 0.81% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.72%) due 02/25/35[2,3]	76,670	76,716
Citigroup Mortgage Loan Trust
2007-WFH2, 0.69% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/25/37[3]	203,818	203,540
GS Mortgage-Backed Securities Trust
2020-NQM1, 1.38% (WAC) due 09/27/60[2,3]	188,892	189,284
Homeward Opportunities Fund I Trust
2019-3, 2.68% (WAC) due 11/25/59[2,3]	82,754	83,258
Total Residential Mortgage Backed Securities		27,875,678
Government Agency - 3.1%
Uniform MBS 30 Year
due 11/10/21[8]	3,950,000	4,062,638
Commercial Mortgage Backed Securities - 2.9%
BX Commercial Mortgage Trust
2021-VOLT, 1.75% (1 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 09/15/36[2,3]	1,250,000	1,250,784
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.24% (WAC) due 02/15/50[3,7]	23,411,935	1,057,676
BENCHMARK Mortgage Trust
2019-B14, 0.91% (WAC) due 12/15/62[3,7]	9,931,504	455,863
Life Mortgage Trust
2021-BMR, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 03/15/38[2,3]	350,000	350,420
Motel Trust
2021-MTL6, 1.30% (1 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 09/15/38[2,3]	250,000	250,479
BXHPP Trust
2021-FILM, 1.18% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 08/15/36[2,3]	250,000	250,225
KKR Industrial Portfolio Trust
2021-KDIP, 1.08% (1 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 12/15/37[2,3]	250,000	249,849
Total Commercial Mortgage Backed Securities		3,865,296
Total Collateralized Mortgage Obligations
(Cost $35,633,351)		35,803,612

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 4.6%
Industrial - 1.4%
SkyMiles IP Ltd.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/20/27	600,000	$637,764
Berry Global, Inc.
1.86% (2 Month USD LIBOR + 1.75%, Rate Floor: 1.75%) due 07/01/26	580,843	577,212
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	300,000	318,564
Standard Industries, Inc.
due 09/22/28	150,000	150,081
Filtration Group Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/31/25	148,800	147,964
Total Industrial		1,831,585
Technology - 0.8%
Dun & Bradstreet
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/06/26	298,496	298,123
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	299,239	297,183
Boxer Parent Co., Inc.
3.88% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 10/02/25	248,713	247,210
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	99,250	99,300
Sabre GLBL, Inc.
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 02/22/24	99,227	97,969
MACOM Technology Solutions Holdings, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/17/24	54,392	54,120
Total Technology		1,093,905
Financial - 0.7%
Alliant Holdings Intermediate LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 05/09/25	299,237	296,789
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	149,620	149,566
Focus Financial Partners LLC
2.08% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 07/03/24	148,846	147,667
USI, Inc.
3.13% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 05/16/24	148,454	147,367
HUB International Ltd.
2.88% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 04/25/25	99,233	98,231
Total Financial		839,620
Consumer, Non-cyclical - 0.5%
Icon Luxembourg SARL
3.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 3.00%) due 07/03/28	299,250	300,205
Option Care Health, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	297,727	297,578
Outcomes Group Holdings, Inc.
3.38% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/24/25	99,488	97,573
Total Consumer, Non-cyclical		695,356
Consumer, Cyclical - 0.5%
Stars Group (Amaya)
2.38% (3 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 07/21/26	350,000	348,687
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	304,972	303,487
Total Consumer, Cyclical		652,174
Communications - 0.4%
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	299,223	298,203
ProQuest LLC
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 10/23/26	266,579	266,269
Total Communications		564,472
Basic Materials - 0.2%
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	198,403	197,784

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 4.6% (continued)
Energy - 0.1%
ITT Holdings LLC
3.25% (1 Month USD LIBOR + 2.75%, Rate Floor: 3.25%) due 07/10/28	81,000	$80,832
Total Senior Floating Rate Interests
(Cost $5,941,244)		5,955,728
FOREIGN GOVERNMENT DEBT†† - 2.9%
State of Israel
0.75% due 07/31/22	ILS 6,090,000	1,902,065
5.50% due 01/31/22	ILS 5,850,000	1,847,010
Total Foreign Government Debt
(Cost $3,717,453)		3,749,075
Total Investments - 104.1%
(Cost $135,855,065)		$ 136,381,743
	Face Amount	Value
Collateralized Mortgage Obligations Sold Short†† - (3.2)%
Government Agency - (3.2)%
Uniform MBS 30 Year
due 11/20/21[8]	3,950,000	$ (4,182,141)
Total Securities Sold Short - (3.2)%
(Proceeds $4,186,553)		$ (4,182,141)
Other Assets & Liabilities, net - (0.9)%		(1,139,601)
Total Net Assets - 100.0%		$ 131,060,001

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)**
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	0.24%	Quarterly	09/22/23	$9,700,000	$29,197	$213	$28,984
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.00%	Quarterly	05/04/26	4,000,000	1,720	291	1,429
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly	04/28/31	1,390,000	(5,866)	5,015	(10,881)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	1.66%	Quarterly	03/16/31	1,300,000	(15,665)	294	(15,959)
BofA Securities, Inc.	CME	Receive	3-Month USD LIBOR	2.02%	Quarterly	05/20/41	850,000	(28,041)	305	(28,346)
								$(18,655)	$6,118	$(24,773)

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Fixed Income Index Swap Agreements Sold Short††
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/22/21	4,900	$562,667	$8,232
BNP Paribas	iShares Core U.S. Aggregate Bond ETF	Receive	0.41% (3 Month USD LIBOR + 0.28%)	At Maturity	10/21/21	4,900	562,667	8,232

							$1,125,334	$16,464

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs International	ILS	Buy	1,149,950	319,076 USD	01/31/22	$38,630
Citibank, N.A.	CZK	Sell	4,140	190 USD	11/05/21	1
Bank of America, N.A.	ILS	Sell	316,500	93,833 USD	01/31/22	(4,618)
UBS AG	ILS	Sell	2,387,824	740,505 USD	08/01/22	(4,826)
Barclays Bank plc	CZK	Sell	27,627,600	1,250,018 USD	04/19/22	(6,241)
Goldman Sachs International	ILS	Sell	3,747,976	1,161,911 USD	08/01/22	(7,975)
Goldman Sachs International	ILS	Sell	833,450	247,087 USD	01/31/22	(12,168)
Barclays Bank plc	ILS	Sell	6,171,750	1,902,233 USD	01/31/22	(17,567)
Barclays Bank plc	CZK	Buy	27,627,600	1,293,833 USD	04/19/22	(37,574)
Morgan Stanley Capital Services LLC	BRL	Sell	14,700,000	2,638,191 USD	10/01/21	(61,930)
Goldman Sachs International	BRL	Buy	14,700,000	2,782,668 USD	10/01/21	(82,547)
						$(196,815)

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
1	Rate indicated is the 7-day yield as of September 30, 2021.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $82,292,975 (cost $82,124,263), or 62.8% of total net assets.
3	Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
4	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
5	Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2021. See table below for additional step information for each security.
6	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $1,519,138 (cost $1,513,301), or 1.2% of total net assets — See Note 9.
7	Security is an interest-only strip.
8	Security is unsettled at period end and does not have a stated effective rate.

BofA — Bank of America
BRL — Brazilian Real
CME — Chicago Mercantile Exchange
CZK — Czech Koruna
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund's investments at September 30, 2021 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Exchange-Traded Funds	$ 1,125,334	$ —	$ —		$ 1,125,334
Money Market Fund	3,568,885	—	—		3,568,885
Asset-Backed Securities	—	44,013,606	3,650,000		47,663,606
Corporate Bonds	—	38,515,503	—		38,515,503
Collateralized Mortgage Obligations	—	35,171,669	631,943		35,803,612
Senior Floating Rate Interests	—	5,955,728	—		5,955,728
Foreign Government Debt	—	3,749,075	—		3,749,075
Interest Rate Swap Agreements**	—	30,413	—		30,413
Forward Foreign Currency Exchange Contracts**	—	38,631	—		38,631
Fixed Income Index Swap Agreements**	—	16,464	—		16,464
Total Assets	$ 4,694,219	$ 127,491,089	$ 4,281,943		$ 136,467,251

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Collateralized Mortgage Obligations	$ —	$ 4,182,141	$ —		$ 4,182,141
Interest Rate Swap Agreements**	—	55,186	—		55,186
Forward Foreign Currency Exchange Contracts**	—	235,446	—		235,446
Unfunded Loan Commitments (Note 8)	—	—	—	*	—*
Total Liabilities	$ —	$ 4,472,773	$ —		$ 4,472,773

* Security has a market value of $0.
** This derivative is reported as unrealized appreciation/depreciation at period end.

Guggenheim Variable Insurance Strategy Fund III

SCHEDULE OF INVESTMENTS	September 30, 2021

The following is a summary of significant unobservable inputs used in the fair valuation of assets categorized within Level 3 of the value hierarchy:

Category	Ending Balance at September 30, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$ 3,650,000	Option Adjusted Spread off the prior month end broker quote	Broker Quote	—	—
Collateralized Mortgage Obligations	631,943	Model Price	Purchase Price	—	—
Total Assets	$ 4,281,943

Significant changes in a quote would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines were revised to classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3 rather than Level 2, if such a quote or price cannot be supported with other available market information.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2021:

	Assets			Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Total Assets	Unfunded Loan Commitments
Beginning Balance	$ 3,800,000	$ 1,182,023	$ 4,982,023
Purchases/(Receipts)	3,650,000	740,468	4,390,468	$ —
(Sales, maturities and paydowns)/Fundings	(3,800,000)	(1,279,554)	(5,079,554)	—
Amortization of premiums/discounts	—	(154)	(154)	—
Total realized gains (losses) included in earnings	—	(1)	(1)	—
Total change in unrealized appreciation (depreciation) included in earnings	—	(10,839)	(10,839)	—
Ending Balance	$ 3,650,000	$ 631,943	$ 4,281,943	—
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2021	$ —	$ (297)	$ (297)	—*

* Security has a market value of $0.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate	Future Reset Date
BRAVO Residential Funding Trust 2021-C, 1.62% due 03/01/61	4.62%	09/26/24	5.62%	09/26/25
CSMC Trust 2020-NQM1, 1.21% due 05/25/65	2.21%	09/26/24	—	—
Legacy Mortgage Asset Trust 2021-GS3, 1.75% due 07/25/61	4.75%	05/26/24	5.75%	05/26/25
Legacy Mortgage Asset Trust 2021-GS4, 1.65% due 11/25/60	4.65%	08/26/24	5.65%	08/26/25
Legacy Mortgage Asset Trust 2021-GS2, 1.75% due 04/25/61	4.75%	04/26/24	5.75%	04/26/25
NYMT Loan Trust 2021-SP1, 1.67% due 08/25/61	4.67%	08/26/24	5.67%	08/26/25
OSAT Trust 2021-RPL1, 2.12% due 05/25/65	4.20%	07/26/24	5.99%	07/26/25
PRPM LLC 2021-5, 1.79% due 06/25/26	4.79%	06/26/24	5.79%	06/26/25
Verus Securitization Trust 2020-1, 2.42% due 01/25/60	3.42%	01/26/24	—	—
Verus Securitization Trust 2019-4, 2.64% due 11/25/59	3.64%	10/26/23	—	—
Verus Securitization Trust 2020-5, 1.22% due 05/25/65	2.22%	10/26/24	—	—

Guggenheim Strategy Fund II

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2021

ASSETS:
Investments, at value (cost $380,314,092)	$381,555,277
Cash	789
Segregated cash with broker	72,897
Unamortized upfront premiums paid on interest rate swap agreements	12,344
Unrealized appreciation on OTC swap agreements	190,364
Unrealized appreciation on forward foreign currency exchange contracts	120,501
Prepaid expenses	4,975
Receivables:
Securities sold	33,983,854
Fund shares sold	2,700,000
Interest	1,131,052
Foreign tax reclaims	951
Total assets	419,773,004
LIABILITIES:
Securities sold short, at value (proceeds $11,605,755)	11,593,531
Foreign currency, at value (proceeds $543)	539
Unrealized depreciation on forward foreign currency exchange contracts	256,679
Payable for:
Securities purchased	37,757,863
Fund shares redeemed	2,700,000
Variation margin on interest rate swap agreements	117,667
Distributions to shareholders	65,136
Swap settlement	30,853
Fund accounting/administration fees	5,507
Trustees' fees*	1,398
Miscellaneous	122,134
Total liabilities	52,651,307
NET ASSETS	$367,121,697
NET ASSETS CONSIST OF:
Paid in capital	$368,202,015
Total distributable earnings (loss)	(1,080,318)
Net assets	$367,121,697
Capital shares outstanding	14,692,313
Net asset value per share	$24.99

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2021

ASSETS:
Investments, at value (cost $357,276,754)	$358,531,720
Segregated cash with broker	392,564
Unamortized upfront premiums paid on interest rate swap agreements	11,357
Unrealized appreciation on OTC swap agreements	167,826
Unrealized appreciation on forward foreign currency exchange contracts	99,363
Prepaid expenses	4,799
Receivables:
Securities sold	30,551,424
Interest	1,060,845
Foreign tax reclaims	418
Total assets	390,820,316
LIABILITIES:
Unfunded loan commitments, at value (Note 8) (commitment fees received $484)	242
Securities sold short, at value (proceeds $10,916,553)	10,905,331
Overdraft due to custodian bank	46,696
Foreign currency, at value (proceeds $421)	418
Unrealized depreciation on forward foreign currency exchange contracts	541,324
Payable for:
Securities purchased	35,149,997
Variation margin on interest rate swap agreements	82,600
Distributions to shareholders	18,914
Swap settlement	14,252
Fund accounting/administration fees	5,173
Trustees' fees	1,376
Transfer agent and administrative fees	1,174
Miscellaneous	108,158
Total liabilities	46,875,655
NET ASSETS	$343,944,661
NET ASSETS CONSIST OF:
Paid in capital	$345,335,003
Total distributable earnings (loss)	(1,390,342)
Net assets	$343,944,661
Capital shares outstanding	13,680,066
Net asset value per share	$25.14

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF ASSETS

AND LIABILITIES

September 30, 2021

ASSETS:
Investments, at value (cost $135,855,065)	$136,381,743
Segregated cash with broker	286,185
Unamortized upfront premiums paid on interest rate swap agreements	6,118
Unrealized appreciation on OTC swap agreements	16,464
Unrealized appreciation on forward foreign currency exchange contracts	38,631
Prepaid expenses	4,314
Receivables:
Securities sold	12,274,183
Interest	433,531
Foreign tax reclaims	189
Total assets	149,441,358
LIABILITIES:
Securities sold short, at value (proceeds $4,186,553)	4,182,141
Overdraft due to custodian bank	73,059
Foreign currency, at value (proceeds $191)	189
Unrealized depreciation on forward foreign currency exchange contracts	235,446
Payable for:
Securities purchased	13,758,511
Variation margin on interest rate swap agreements	39,490
Fund accounting/administration fees	4,804
Swap settlement	2,339
Transfer agent and administrative fees	765
Miscellaneous	84,613
Total liabilities	18,381,357
NET ASSETS	$131,060,001
NET ASSETS CONSIST OF:
Paid in capital	$131,168,417
Total distributable earnings (loss)	(108,416)
Net assets	$131,060,001
Capital shares outstanding	5,230,765
Net asset value per share	$25.06

Guggenheim Strategy Fund II

STATEMENT OF

OPERATIONS

Year Ended September 30, 2021

INVESTMENT INCOME:
Dividends	$ 329,612
Interest (net of foreign withholding tax of $2,099)	4,927,134
Total investment income	5,256,746

EXPENSES:
Transfer agent and administrative fees	12,001
Professional fees	108,523
Fund accounting/administration fees	99,929
Custodian fees	35,701
Line of credit fees	23,785
Trustees' fees	21,311
Miscellaneous	37,582
Total expenses	338,832
Less:
Earnings credits applied	(487)
Net expenses	338,345
Net investment income	4,918,401

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	996,148
Investments sold short	(54,097)
Swap agreements	(410,351)
Futures contracts	31,792
Forward foreign currency exchange contracts	1,125,566
Foreign currency transactions	120,849
Net realized gain	1,809,907

Net change in unrealized appreciation (depreciation) on:
Investments	1,343,288
Investments sold short	12,224
Swap agreements	26,034
Forward foreign currency exchange contracts	(2,304,379)
Foreign currency translations	1,452
Net change in unrealized appreciation (depreciation)	(921,381)
Net realized and unrealized gain	888,526
Net increase in net assets resulting from operations	$ 5,806,927

 * Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund III

STATEMENT OF

OPERATIONS

Year Ended September 30, 2021

INVESTMENT INCOME:
Dividends	$ 220,570
Interest (net of foreign withholding tax of $2,405)	4,626,429
Total investment income	4,846,999

EXPENSES:
Transfer agent and administrative fees	12,001
Fund accounting/administration fees	99,929
Professional fees	97,545
Custodian fees	21,791
Trustees' fees*	21,119
Line of credit fees	19,031
Pricing service expense	17,076
Interest expense	160
Miscellaneous	23,157
Total expenses	311,809
Less:
Earnings credits applied	(310)
Net expenses	311,499
Net investment income	4,535,500

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	1,093,040
Investments sold short	(45,072)
Swap agreements	(380,819)
Futures contracts	25,282
Forward foreign currency exchange contracts	1,324,844
Foreign currency transactions	31,141
Net realized gain	2,048,416

Net change in unrealized appreciation (depreciation) on:
Investments	1,011,121
Investments sold short	11,222
Swap agreements	(51,461)
Forward foreign currency exchange contracts	(2,043,400)
Foreign currency translations	1,226
Net change in unrealized appreciation (depreciation)	(1,071,292)
Net realized and unrealized gain	977,124
Net increase in net assets resulting from operations	$ 5,512,624

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Variable Insurance Strategy Fund III

STATEMENT OF

OPERATIONS

Year Ended September 30, 2021

INVESTMENT INCOME:
Dividends	$ 83,382
Interest (net of foreign withholding tax of $733)	2,187,181
Total investment income	2,270,563

EXPENSES:
Transfer agent and administrative fees	12,001
Professional fees	69,892
Fund accounting/administration fees	63,431
Custodian fees	19,614
Trustees' fees	17,547
Pricing service expense	12,337
Line of credit fees	9,107
Interest expense	24
Miscellaneous	20,120
Total expenses	224,073
Less:
Earnings credits applied	(251)
Net expenses	223,822
Net investment income	2,046,741

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	416,847
Investments sold short	(19,304)
Swap agreements	(127,131)
Futures contracts	12,260
Forward foreign currency exchange contracts	429,064
Foreign currency transactions	14,768
Net realized gain	726,504

Net change in unrealized appreciation (depreciation) on:
Investments	352,660
Investments sold short	4,412
Swap agreements	(90,603)
Forward foreign currency exchange contracts	(740,221)
Foreign currency translations	506
Net change in unrealized appreciation (depreciation)	(473,246)
Net realized and unrealized gain	253,258
Net increase in net assets resulting from operations	$ 2,299,999

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

Guggenheim Strategy Fund II
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,918,401	$ 7,871,907
Net realized gain (loss) on investments	1,809,907	(1,718,469)
Net change in unrealized appreciation (depreciation) on investments	(921,381)	3,422,339
Net increase in net assets resulting from operations	5,806,927	9,575,777

Distributions to shareholders	(5,560,065)	(8,751,537)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	89,276,403	221,706,518
Distributions reinvested	4,573,897	7,102,715
Cost of shares redeemed	(55,454,986)	(358,839,551)
Net increase (decrease) from capital share transactions	38,395,314	(130,030,318)
Net increase (decrease) in net assets	38,642,176	(129,206,078)

NET ASSETS:
Beginning of year	328,479,521	457,685,599
End of year	$ 367,121,697	$ 328,479,521

CAPITAL SHARE ACTIVITY:
Shares sold	3,573,604	8,974,963
Shares issued from reinvestment of distributions	183,100	287,617
Shares redeemed	(2,219,259)	(14,542,456)
Net increase (decrease) in shares	1,537,445	(5,279,876)

Guggenheim Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,535,500	$ 6,869,038
Net realized gain (loss) on investments	2,048,416	(2,064,900)
Net change in unrealized appreciation (depreciation) on investments	(1,071,292)	3,269,539
Net increase in net assets resulting from operations	5,512,624	8,073,677

Distributions to shareholders	(4,721,653)	(7,655,249)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	69,757,472	32,511,999
Distributions reinvested	4,448,179	7,207,917
Cost of shares redeemed	(2,325,000)	(153,350,878)
Net increase (decrease) from capital share transactions	71,880,651	(113,630,962)
Net increase (decrease) in net assets	72,671,622	(113,212,534)

NET ASSETS:
Beginning of year	271,273,039	384,485,573
End of year	$ 343,944,661	$ 271,273,039

CAPITAL SHARE ACTIVITY:
Shares sold	2,773,054	1,331,447
Shares issued from reinvestment of distributions	176,955	291,772
Shares redeemed	(92,534)	(6,291,377)
Net increase (decrease) in shares	2,857,475	(4,668,158)

Guggenheim Variable Insurance Strategy Fund III
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,046,741	$ 2,839,179
Net realized gain (loss) on investments	726,504	(327,221)
Net change in unrealized appreciation (depreciation) on investments	(473,246)	1,100,394
Net increase in net assets resulting from operations	2,299,999	3,612,352

Distributions to shareholders	(2,006,858)	(2,703,001)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,000,000	–
Distributions reinvested	2,006,858	2,703,001
Cost of shares redeemed	(1,499,999)	(29,577,201)
Net increase (decrease) from capital share transactions	4,506,859	(26,874,200)
Net increase (decrease) in net assets	4,800,000	(25,964,849)

NET ASSETS:
Beginning of year	126,260,001	152,224,850
End of year	$ 131,060,001	$ 126,260,001

CAPITAL SHARE ACTIVITY:
Shares sold	159,681	–
Shares issued from reinvestment of distributions	80,108	109,484
Shares redeemed	(59,890)	(1,201,146)
Net increase (decrease) in shares	179,899	(1,091,662)

Guggenheim Strategy Fund II
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$24.97	$24.83	$24.98	$25.06	$24.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.51	.75	.66	.56
Net gain (loss) on investments (realized and unrealized)	.07	.17	(.17)	(.02)	.14
Total from investment operations	.42	.68	.58	.64	.70
Less distributions from:
Net investment income	(.40)	(.54)	(.72)	(.71)	(.58)
Net realized gains	—	—	(.01)	(.01)	—
Total distributions	(.40)	(.54)	(.73)	(.72)	(.58)
Net asset value, end of period	$24.99	$24.97	$24.83	$24.98	$25.06

Total Return[b]	1.68%	2.78%	2.37%	2.60%	2.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$367,122	$328,480	$457,686	$497,109	$493,831
Ratios to average net assets:
Net investment income (loss)	1.40%	2.05%	3.01%	2.64%	2.25%
Total expenses[c]	0.10%	0.12%	0.07%	0.06%	0.09%
Net expenses[d]	0.10%	0.12%	0.07%	0.06%	0.09%
Portfolio turnover rate	97%	89%	44%	57%	80%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.07	$24.82	$25.00	$25.04	$24.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.39	.52	.75	.66	.69
Net gain (loss) on investments (realized and unrealized)	.09	.29	(.20)	(.01)	.07
Total from investment operations	.48	.81	.55	.65	.76
Less distributions from:
Net investment income	(.41)	(.56)	(.73)	(.68)	(.70)
Net realized gains	—	—	—	—	—
Return of capital	—	—	—	(.01)	—
Total distributions	(.41)	(.56)	(.73)	(.69)	(.70)
Net asset value, end of period	$25.14	$25.07	$24.82	$25.00	$25.04

Total Return[b]	1.93%	3.32%	2.24%	2.61%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$343,945	$271,273	$384,486	$426,383	$317,147
Ratios to average net assets:
Net investment income (loss)	1.55%	1.55%	3.00%	2.66%	2.75%
Total expenses[c]	0.11%	0.13%	0.08%	0.07%	0.12%
Net expenses[d]	0.11%	0.13%	0.08%	0.07%	0.12%
Portfolio turnover rate	101%	92%	43%	55%	78%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c	Does not include expenses of the underlying funds in which the Fund invests.
d	Net expense information reflects the expense ratios after expense waivers.

Guggenheim Variable Insurance Strategy Fund III
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Per Share Data
Net asset value, beginning of period	$25.00	$24.78	$25.08	$25.10	$25.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.52	.73	.69	.70
Net gain (loss) on investments (realized and unrealized)	.06	.18	(.19)	(.03)	.09
Total from investment operations	.46	.70	.54	.66	.79
Less distributions from:
Net investment income	(.40)	(.48)	(.83)	(.68)	(.70)
Net realized gains	—	—	(.01)	—	—
Total distributions	(.40)	(.48)	(.84)	(.68)	(.70)
Net asset value, end of period	$25.06	$25.00	$24.78	$25.08	$25.10

Total Return[b]	1.83%	2.88%	2.21%	2.66%	3.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$131,060	$126,260	$152,225	$170,558	$146,157
Ratios to average net assets:
Net investment income (loss)	1.61%	2.08%	2.96%	2.74%	2.80%
Total expenses[c]	0.18%	0.20%	0.16%	0.12%	0.15%
Net expenses[d]	0.18%	0.20%	0.16%	0.12%	0.15%
Portfolio turnover rate	107%	100%	44%	64%	76%

a	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b	Total return does not reflect the impact of any applicable sales charges.
c d	Does not include expenses of the underlying funds in which the Fund invests. Net expense information reflects the expense ratios after expense waivers.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Guggenheim Strategy Funds Trust (the “Trust”), a Delaware business trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as a non-diversified, open-ended investment company and may issue an unlimited number of authorized shares. Only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. At September 30, 2021, the Trust consisted of three Funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Guggenheim Strategy Fund II	Diversified
Guggenheim Strategy Fund III	Diversified
Guggenheim Variable Insurance Strategy Fund III	Diversified

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds' securities and/or other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

NOTES TO FINANCIAL STATEMENTS

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service that uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day's spreads.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

Inflation-Indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these securities is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of Interest on the Statements of Operations, even though principal is not received until maturity.

(c) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Trust invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS

The Funds invest in loans and other similar debt obligations (“obligations”). A portion of the Funds’ investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack covenants or possess fewer or less restrictive covenants or constraints on borrowers than certain other types of obligations. The Funds may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. In recent market conditions, many new or reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Funds may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Funds are subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Funds may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(d) Interest on When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(f) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(h) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

NOTES TO FINANCIAL STATEMENTS

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Forward Foreign Currency Exchange Contracts

The change in value of a forward foreign currency exchange contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(j) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2021, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(k) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset backed securities and senior and unsubordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Certain Funds may receive other income from investments in senior loan interests including amendment fees, consent fees and commitment fees. For funded loans, these fees are recorded as income when received by the Funds and included in interest income on the Statements of Operations. For unfunded loans, commitment fees are included in realized gain on investments on the Statements of Operations at the end of the commitment period.

(l) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(m) Expenses

Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

(n) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2021, are disclosed in the Statements of Operations.

(o) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 0.06% at September 30, 2021.

(p) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into

NOTES TO FINANCIAL STATEMENTS

contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures

NOTES TO FINANCIAL STATEMENTS

contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Guggenheim Strategy Fund II	Duration	$–	$553,250
Guggenheim Strategy Fund III	Duration	–	437,990
Guggenheim Variable Insurance Strategy Fund III	Duration	–	207,469

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter ("OTC") swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds' use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Guggenheim Strategy Fund II	Income	$106,970	$16,630,081
Guggenheim Strategy Fund III	Income	83,919	10,285,464
Guggenheim Variable Insurance Strategy Fund III	Income	38,898	3,455,206

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds' use and volume of interest rate swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Pay Floating Rate	Receive Floating Rate
Guggenheim Strategy Fund II	Duration, Hedge	$–	$27,510,000
Guggenheim Strategy Fund III	Duration, Hedge	–	36,546,667
Guggenheim Variable Insurance Strategy Fund III	Duration, Hedge	–	13,730,000

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

NOTES TO FINANCIAL STATEMENTS

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds' use and volume of forward foreign currency exchange contracts on a monthly basis:

		Average Value
Fund	Use	Purchased	Sold
Guggenheim Strategy Fund II	Hedge	$26,700,878	$62,930,426
Guggenheim Strategy Fund III	Hedge	23,046,169	38,633,216
Guggenheim Variable Insurance Strategy Fund III	Hedge	9,238,510	16,438,336

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2021:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest Rate swap contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Unrealized appreciation on OTC swap agreements
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2021:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2021
Guggenheim Strategy Fund II	$ 370,032	$120,501	$ 490,533
Guggenheim Strategy Fund III	255,471	99,363	354,834
Guggenheim Variable Insurance Strategy Fund III	46,877	38,631	85,508

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2021
Guggenheim Strategy Fund II	$ 154,976	$256,679	$ 411,655
Guggenheim Strategy Fund III	127,202	541,324	668,526
Guggenheim Variable Insurance Strategy Fund III	55,186	235,446	290,632

* Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds' Statements of Operations for the year ended September 30, 2021:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate futures contracts	Net realized gain (loss) on futures contracts
Credit/Interest Rate swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Currency forward contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2021:

NOTES TO FINANCIAL STATEMENTS

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ 31,792	$ (410,525)	$174	$ 1,125,566	$ 747,007
Guggenheim Strategy Fund III	25,282	(380,956)	137	1,324,844	969,307
Guggenheim Variable Insurance Strategy Fund III	12,260	(127,194)	63	429,064	314,193

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Interest Rate Risk	Swaps Interest Rate Risk	Swaps Credit Risk	Forward Foreign Currency Exchange Risk	Total
Guggenheim Strategy Fund II	$ –	$ 26,034	$–	$ (2,304,379)	$ (2,278,345)
Guggenheim Strategy Fund III	–	(51,461)	–	(2,043,400)	(2,094,861)
Guggenheim Variable Insurance Strategy Fund III	–	(90,603)	–	(740,221)	(830,824)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Guggenheim Strategy Fund II	Fixed income index swap agreements	$190,364	$—	$190,364	$—	$—	$190,364
	Forward foreign currency exchange contracts	120,501	—	120,501	(120,498)	—	3
Guggenheim Strategy Fund III	Fixed income index swap agreements	167,826	—	167,826	—	—	167,826
	Forward foreign currency exchange contracts	99,363	—	99,363	(99,363)	—	—
Guggenheim Variable Insurance Strategy Fund III	Fixed income index swap agreements	16,464	—	16,464	—	—	16,464
	Forward foreign currency exchange contracts	38,631	—	38,631	(38,630)	—	1
					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Guggenheim Strategy Fund II	Forward foreign currency exchange contracts	$256,679	$—	$256,679	$(120,498)	$—	$136,181
Guggenheim Strategy Fund III	Forward foreign currency exchange contracts	541,324	—	541,324	(99,363)	(140,857)	301,104
Guggenheim Variable Insurance Strategy Fund III	Forward foreign currency exchange contracts	235,446	—	235,446	(38,630)	(61,930)	134,886

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

NOTES TO FINANCIAL STATEMENTS

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2021.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Guggenheim Strategy Fund II	BofA Securities, Inc.	Interest rate swap agreements	$18,119	$–

Guggenheim Strategy Fund III	BofA Securities, Inc.	Forward foreign currency exchange contracts	5,000	–
	BofA Securities, Inc.	Interest rate swap agreements	57,564	–
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	330,000	–
Guggenheim Strategy Fund III Total			392,564	–
Guggenheim Variable Insurance Strategy Fund III	BofA Securities, Inc.	Interest rate swap agreements	26,185	–
	Morgan Stanley Capital Services LLC	Forward foreign currency exchange contracts	260,000	–
Guggenheim Variable Insurance Strategy Fund III Total			286,185	–

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Funds' assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds do not pay GI investment advisory fees.

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, GI will voluntarily waive fees at the investing fund level. In addition, the Fund may voluntarily waive fees and reimburse other expenses. For the year ended September 30, 2021, the Funds did not waive fees or reimburse other expenses.

NOTES TO FINANCIAL STATEMENTS

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds' administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds' securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds' average daily net assets and out of pocket expenses.  For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2021 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$5,560,065	$—	$5,560,065
Guggenheim Strategy Fund III	4,721,653	—	4,721,653
Guggenheim Variable Insurance Strategy Fund III	2,006,858	—	2,006,858

The tax character of distributions paid during the year ended September 30, 2020 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Guggenheim Strategy Fund II	$8,751,537	$—	$8,751,537
Guggenheim Strategy Fund III	7,655,249	—	7,655,249
Guggenheim Variable Insurance Strategy Fund III	2,703,001	—	2,703,001

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of September 30, 2021 were as follows:

	Undistributed	Undistributed	Net Unrealized	Accumulated	Other
	Ordinary	Long-Term	Appreciation	Capital and	Temporary
Fund	Income	Capital Gain	(Depreciation)	Other Losses	Differences	Total
Guggenheim Strategy Fund II	$—	$—	$1,403,157	$(2,091,945)	$(391,530)	$(1,080,318)
Guggenheim Strategy Fund III	285,472	—	1,333,326	(2,621,651)	(387,489)	(1,390,342)
Guggenheim Variable Insurance Strategy Fund III	237,518	—	499,369	(700,121)	(145,182)	(108,416)

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. The Funds are permitted to carry forward capital losses for an unlimited period and such capital loss carryforwards retain their character as either short-term or long-term capital losses. As of September 30, 2021, capital loss carryforwards for the Funds were as follows:

			Total
	Unlimited		Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Guggenheim Strategy Fund II	$ (736,436)	$ (1,331,520)	$ (2,067,956)
Guggenheim Strategy Fund III	(740,128)	(1,881,523)	(2,621,651)
Guggenheim Variable Insurance Strategy Fund III	(442,628)	(257,493)	(700,121)

* In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended September 30, 2021, the following capital loss carryforward amounts were utilized:

Fund	Utilized
Guggenheim Strategy Fund II	$ 464,276
Guggenheim Strategy Fund III	472,030
Guggenheim Variable Insurance Strategy Fund III	188,065

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in certain bonds and swap contracts, foreign currency gains and losses, and the "mark-to-market" of certain derivatives. Additional differences may result from the tax treatment of dividends payable and paydown reclasses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

There were no adjustments made on the Statements of Assets and Liabilities as of September 30, 2021 for permanent book/tax differences.

At September 30, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

				Net Tax
		Tax	Tax	Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Guggenheim Strategy Fund II	$368,775,097	$2,688,747	$(1,287,042)	$1,401,705
Guggenheim Strategy Fund III	346,422,817	2,437,243	(1,105,402)	1,331,841
Guggenheim Variable Insurance Strategy Fund III	131,692,438	831,561	(332,706)	498,855

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year.  For the year ended September 30, 2021, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2021:

Fund	Ordinary	Capital
Guggenheim Strategy Fund II	$ (23,989)	$ -

Note 7 – Securities Transactions

For the year ended September 30, 2021, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund II	$333,662,260	$285,484,632
Guggenheim Strategy Fund III	301,064,618	264,738,101
Guggenheim Variable Insurance Strategy Fund III	122,669,499	129,319,238

 For the year ended September 30, 2021, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Guggenheim Strategy Fund II	$3,355,534	$3,315,459
Guggenheim Strategy Fund III	2,655,998	2,624,277
Guggenheim Variable Insurance Strategy Fund III	1,258,045	1,243,021

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2021, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Guggenheim Strategy Fund II Fund	$19,064,669	$—	$—
Guggenheim Strategy Fund III Fund	18,752,594	103,750	3,750
Guggenheim Variable Insurance Strategy Fund III Fund	7,193,539	51,875	1,875

NOTES TO FINANCIAL STATEMENTS

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2021. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2021, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
Guggenheim Strategy Fund II
	Medline Industries, Inc.	08/06/22	$900,000	$–
			$900,000	$–
Guggenheim Strategy Fund III
	Medline Industries, Inc.	08/06/22	850,000	–
	VT TopCo, Inc.	08/01/25	96,809	242
			$946,809	$242
Guggenheim Variable Insurance Strategy Fund III
	Medline Industries, Inc.	08/06/22	350,000	–
			$350,000	$–

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
Guggenheim Strategy Fund II
	Cascade Funding Mortgage Trust
	2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	$983,870	$1,022,883
	Cascade Funding Mortgage Trust
	2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	342,964	347,902
	FKRT
	2020-C2A, 3.25% due 12/30/23	12/03/20	1,691,668	1,690,874
	LSTAR Securities Investment Ltd.
	2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	546,580	546,805
	LSTAR Securities Investment Ltd.
	2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	739,838	742,091
			$4,304,920	$4,350,555
Guggenheim Strategy Fund III
	Cascade Funding Mortgage Trust
	2018-RM2, 4.00% (WAC) due 10/25/68[1]	11/02/18	983,870	1,022,883
	Cascade Funding Mortgage Trust
	2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	342,964	347,902
	FKRT
	2020-C2A, 3.25% due 12/30/23	12/03/20	1,349,917	1,349,283
	LSTAR Securities Investment Ltd.
	2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	378,402	378,557
	LSTAR Securities Investment Ltd.
	2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	739,838	742,091
			$3,794,991	$3,840,716
Guggenheim Variable Insurance Strategy Fund III
	Cascade Funding Mortgage Trust
	2019-RM3, 2.80% (WAC) due 06/25/69[1]	06/25/19	342,964	347,902
	FKRT
	2020-C2A, 3.25% due 12/30/23	12/03/20	632,240	631,943
	LSTAR Securities Investment Ltd.
	2021-2, 1.79% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 03/02/26[1]	03/17/21	168,178	168,248
	LSTAR Securities Investment Ltd.

NOTES TO FINANCIAL STATEMENTS

2021-1, 1.89% (1 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 02/01/26[1]	02/04/21	369,919	371,045
		$1,513,301	$1,519,138

[1]	Variable rate security. Rate indicated is the rate effective at September 30, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,230,000,000 line of credit from Citibank, N.A., which was in place through October 1, 2021, at which time the line of credit was renewed. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for a Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their allocated unused commitment amount. The commitment fee amount is allocated to the individual Funds based on the respective net assets of each participating Fund and is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2021.

On October 1, 2021, the Trust, along with other affiliated trusts, renewed the $1,230,000,000 line of credit with Citibank, N.A.

Note 11 - Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2021, the Funds entered into reverse repurchase agreements as follows:

Fund	Number of Days Outstanding	Balance at September 30, 2021	Average Balance Outstanding	Average Interest Rate
Guggenheim Strategy Fund lll	12	$—*	$1,423,858	0.34%
Guggenheim Variable Insurance Strategy Fund lll	9	—*	307,980	0.32%

*As of September 30, 2021, there were no open reverse repurchase agreements.

Note 12 – COVID-19

The outbreak of COVID-19 and the current recovery underway has caused disruption to consumer demand, economic output, and supply chains. There are still travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes. These include providing direct capital infusions into companies, introducing new monetary programs, and considerably lowering interest rates. In some cases, these responses resulted in negative interest rates and higher inflation. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Funds’ investments and the performance of the Funds. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III and the Board of Trustees of Guggenheim Strategy Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Strategy Funds Trust (the “Trust”) (comprising Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Guggenheim Strategy Funds Trust at September 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

 We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2021

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds' annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds' voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2022, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2021.

The Funds' investment income (dividend income plus short-term capital gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2021, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2021, the following funds had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1). See qualified interest income column, in the table below.

	Qualified	Dividend	Qualified
	Dividend	Received	Interest
Fund	Income	Deduction	Income
Guggenheim Strategy Fund II	0.00%	0.00%	91.75%
Guggenheim Strategy Fund III	0.10%	0.16%	92.00%
Guggenheim Variable Insurance Strategy Fund III	0.17%	0.23%	89.87%

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds' Forms N-PORT and N-Q are available on the SEC's website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Strategy Funds Trust Contracts Review Committee

      Guggenheim Strategy Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):

·  Guggenheim Strategy Fund II (“Strategy Fund II”)

·  Guggenheim Strategy Fund III (“Strategy Fund III”)

·  Guggenheim Variable Insurance Strategy Fund III (“VI Strategy Fund”)

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as each Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose.1 At meetings held by videoconference on April 20, 2021 (the “April Meeting”) and on May 26, 2021 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

1 On March 13, 2020, the Securities and Exchange Commission issued an exemptive order providing relief to registered management investment companies from certain provisions of the 1940 Act in light of the outbreak of coronavirus disease 2019 (COVID-19), including the in-person voting requirements under Section 15(c) of the 1940 Act with respect to approving or renewing an investment advisory agreement, subject to certain conditions. The relief, initially provided for a limited period of time, has been extended multiple times and was in effect as of May 26, 2021. The Board, including the Independent Trustees, relied on this relief in voting to renew the Advisory Agreement at a meeting of the Board held by videoconference on May 26, 2021.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. In evaluating the data presented in the FUSE reports, the Committee took into account the challenges that exist in developing appropriate peer groups for the Funds, the shares of which are not, and are not expected to be, registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. In this connection, only investment companies, common or commingled trust funds or other organizations, entities or investors that are “accredited investors” within the meaning of Regulation D under the 1933 Act may make investments in the Funds. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, in light of the foregoing challenges. The Committee noted that although FUSE’s process typically results in the identification for each Fund of a universe of similar funds for performance comparisons and a narrower group of similar funds from the universe based on asset levels for comparative fee and expense data evaluation (i.e., the peer group), the peer group constituent funds identified by FUSE for VI Strategy Fund were the same as the performance universe constituent funds due to the Fund’s investment strategy and pricing.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal, regulatory and operational risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

The Committee also noted the distinctive nature of the Funds, which are operated as underlying investment options to other funds and accounts managed by Guggenheim Investments as part of a specific investment strategy for the investing funds and accounts, and that the Funds are not publicly offered as separate investment products.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the five-year, three-year, one-year and three-month periods ended December 31, 2020, noting the Funds’ inception date of March 11, 2014. The Committee compared each Fund’s performance to the performance of a universe of other ultra-short bond funds identified by FUSE for the same time periods. The Committee also received certain updated performance information as of March 31, 2021.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the applicable universe of funds. The Committee observed that each Fund’s returns ranked in the first quartile of such Fund’s performance universe for the five-year and three-year periods ended December 31, 2020. The Committee noted that each Fund’s investment results were consistent with its investment objective to seek a high level of income consistent with preservation of capital.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee considered that pursuant to the Advisory Agreement the Funds do not pay the Adviser an advisory fee. The Committee also compared each Fund’s net effective management fee2 and total net expense ratio to the applicable peer group. The Committee also reviewed the median expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give

2 The “net effective management fee” represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee observed that each Fund’s net effective management fee and total net expense ratio each rank in the first quartile of such Fund’s peer group.

The Committee did not consider profitability as no advisory fee was paid by the Funds.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Fund were appropriate.

Economies of Scale: The Committee did not consider economies of scale to be relevant given that no advisory fee was paid by the Funds.

Overall Conclusions

The Committee concluded that the continuation of the Advisory Agreement is in the best interest of each Fund, in light of the extent and quality of the services provided and other benefits received by the Adviser and the advisory fee structure. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her well-informed business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees:
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2013 (Trustee)Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present).	158	Current: Purpose Investments Funds (2013-present).
			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Former: Managed Duration Investment Grade Municipal Fund (2006-2016).

Angela Brock-Kyle (1959)	Trustee	Since 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present).	157	Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).
			Former: Senior Leader, TIAA (1987-2012).		Former: Infinity Property & Casualty Corp. (2014-2018).
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2019 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (1996-present); Co-Chief Executive Officer, ETF Flows, LLC (2019-present); Chief Executive Officer, Lydon Media (2016-present).	157	Current:US Global Investors (GROW) (1995-present).
					Former:Harvest Volatility Edge Trust (3) (2017-2019).
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2013	Current: Of Counsel, Momkus LLP (2016-present).	158	Current: PPM Funds (2) (2018-present); Edward-Elmhurst Healthcare System (2012-present).
			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Former:Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2019 (Trustee) Since 2020 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (2007-2017).	157	Current:SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present). Former: SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2013

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157	Former:Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020); Managed Duration Investment Grade Municipal Fund (2003-2016).

Interested Trustee:
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2014 (Chief Legal Officer)Since 2013 (Vice President).	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present).	157	None.

Former:President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
*** Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Fiduciary/Claymore Energy Infrastructure Fund, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Enhanced Equity Income Fund, Guggenheim Energy & Income Fund, Guggenheim Credit Allocation Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

**** This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS

Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Chief Executive Officer and Chairman of the Board of Managers, Guggenheim Funds Investment Advisors, LLC (2018-present); President and Chief Executive Officer, Security Investors, LLC (2018-present); Board Member of Guggenheim Partners Fund Management (Europe) Limited (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2013

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim
Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018)

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2013

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

* The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
** Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim

Investments as used herein refers to the affiliated investment management businesses of Guggenheim

Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment

Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment

Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners

India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

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If you close your account(s) or become an inactive client or investor, we will continue to adhere to the

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YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in

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CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Residents of France and certain other jurisdictions may also provide us with instructions regarding the

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See the legal information area on our web site for more details about web site security and privacy

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How We Safeguard Your Personal Information and Data Retention

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We keep your information for no longer than necessary for the purposes for which it is processed. The

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If you are not a resident of the United States, please be aware that your information may be transferred

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operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes.

You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

 In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Guggenheim Strategy Funds Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”)

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of Fund net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in illiquid investments. Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2020, to March 31, 2021. The Report concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable. The Report further concluded that the Program operated effectively during recent market conditions arising from COVID-19.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra G. Sponem.   Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $110,837 and $110,837 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(b) Audit-Related Fees: the aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(c) Tax Fees: the aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice and tax planning, including preparation of tax returns and distribution assistance were $30,238 and $29,690 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively. These services consisted of [(i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations].

(d) All Other Fees: the aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4, were $0 and $0 for the fiscal years ended September 30, 2021 and September 30, 2020, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) Audit Committee pre-approval policies and procedures:

To fulfill its responsibilities and duties the Audit Committee (the “Committee”) shall:

1.	Pre-Approval Policy (Trusts). Pre-approve any engagement of the independent auditors to provide any services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include those services set forth under Section II.A.1. of the Background and Definitions for Audit Committee Charter (collectively, “Identified Services”).
(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.
(c)	For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such Identified Services on behalf of the Committee.
(d)	For Identified Services with estimated fees of $50,000 or more, such Identified Services require pre-approval by the Committee.
(e)	All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Principal/Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form. The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.
(f)	The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular scheduled meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

2.	Pre-Approval Policy (Adviser or Any Control Affiliate). Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations or financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.
(b)	For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations or financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.
a.	Pre-Approval Requirements
i.	Categories of Services to be Reviewed and Considered for Pre-Approval

1.      Audit Services

a.       Annual financial statement audits

b.      Seed audits (related to new product filings, as required)

c.       SEC and regulatory filings and consents

2.      Audit-Related Services

a.       Accounting consultations

b.      Fund merger/reorganization support services

c.       Other accounting related matters

d.      Agreed upon procedures reports

e.       Attestation reports

f.        Other internal control reports

3.      Tax Services

a.       Recurring tax services:

i.	Preparation of Federal and state income tax returns, including extensions
ii.	Preparation of calculations of taxable income, including fiscal year tax designations
iii.	Preparation of annual Federal excise tax returns (if applicable)
iv.	Preparation of calendar year excise distribution calculations
v.	Calculation of tax equalization on an as-needed basis
vi.	Preparation of monthly/quarterly estimates of tax undistributed position for closed-end funds
vii.	Preparation of the estimated excise distribution calculations on an as-needed basis
viii.	Preparation of calendar year shareholder reporting designations on Form 1099
ix.	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
x.	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
xi.	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

b.      Permissible non-recurring tax services upon request:

i.	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
ii.	Assistance with corporate actions and tax treatment of complex securities and structured products
iii.	Assistance with IRS ruling requests and calculation of deficiency dividends
iv.	Conduct training sessions for the Adviser’s internal tax resources
v.	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
vi.	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

vii.	RIC qualification reviews
viii.	Tax distribution analysis and planning
ix.	Tax authority examination services
x.	Tax appeals support services
xi.	Tax accounting methods studies
xii.	Fund merger, reorganization and liquidation support services
xiii.	Tax compliance, planning and advice services and related projects
xiv.	Assistance with out of state residency status
xv.	Provision of tax compliance services in India for Funds with direct investments in India

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant's accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $30,238 and $29,690, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

The Schedule of Investments is included as part the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

Item 11. Controls and Procedures.

(a) The registrant's President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable to registrant.

(a)(4) Not applicable to registrant.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(a)) are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Strategy Funds Trust

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Brian E. Binder

Name: Brian E. Binder

Title: President and Chief Executive Officer

Date: November 29, 2021

By: /s/ John L. Sullivan

Name: John L. Sullivan

Title: Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: November 29, 2021